                                                                    EXHIBIT 99.1

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                 CMBS NEW ISSUE

                                 CSFB 2002-CKN2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $821,733,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2002-CKN2

                          [COLUMN FINANCIAL(TM) LOGO]
                      a CREDIT SUISSE FIRST BOSTON company

                                   [NCB LOGO]
                           NATIONAL COOPERATIVE BANK

                                     [LOGO]
                                    KEY BANK

CREDIT SUISSE FIRST BOSTON

                                                                 LEHMAN BROTHERS

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

I.   TRANSACTION OFFERING

                          Initial    Approximate
                         Principal   % of Total               Initial    Assumed
                        Balance or     Initial    Approximate  Pass-    Weighted                Expected
          Expected       Notional     Principal     Credit    Through  Average Life  Expected   Principal       Legal
 Class   Ratings(1)       Amount       Balance      Support   Rate(2)   (years)(3)  Maturity(3) Window(3)      Status      ERISA(4)
 -----   ----------       ------       -------      -------   -------   ----------  ---------------------      ------      --------
Offered Certificates:
  A-1      AAA/Aaa     $ 45,725,000         4.98%       18.50%   %              2.5      12/06 06/02-12/06      Public       Yes
  A-2      AAA/Aaa     $130,159,000        14.18%       18.50%   %              7.5      09/11 12/06-09/11      Public       Yes
  A-3      AAA/Aaa     $572,398,000        62.34%       18.50%   %              9.7      03/12 09/11-03/12      Public       Yes
   B       AA/Aa2      $ 34,430,000         3.75%       14.75%   %              9.9      04/12 03/12-04/12      Public       Yes
   C        A/A2       $ 29,840,000         3.25%       11.50%   %              9.9      04/12 04/12-04/12      Public       Yes
   D        A-/A3      $  9,181,000         1.00%       10.50%   %              9.9      04/12 04/12-04/12      Public       Yes

Non-Offered certificates:(5)
   E      BBB+/Baa1    $ 11,477,000         1.25%        9.25%   %              9.9      04/12 04/12-04/12   Private-144A    Yes
   F      BBB/Baa2     $ 13,772,000         1.50%        7.75%   %              9.9      04/12 04/12-04/12   Private-144A    Yes
   G      BBB-/Baa3    $ 10,329,000         1.12%        6.63%   %              9.9      04/12 04/12-04/12   Private-144A    Yes
   H       BB+/Ba1     $ 11,477,000         1.25%        5.38%   %              9.9      04/12 04/12-04/12   Private-144A    No
   J       BB/Ba2      $ 12,624,000         1.37%        4.00%   %              9.9      04/12 04/12-04/12   Private-144A    No
   K       BB-/Ba3     $  4,591,000         0.50%        3.50%   %              9.9      04/12 04/12-04/12   Private-144A    No
   L        B+/B1      $  4,590,000         0.50%        3.00%   %              9.9      04/12 04/12-04/12   Private-144A    No
   M        B/B2       $  9,182,000         1.00%        2.00%   %              9.9      04/12 04/12-04/12   Private-144A    No
   N        B-/B3      $  2,295,000         0.25%        1.75%   %              9.9      04/12 04/12-04/12   Private-144A    No
   O        NR/NR      $ 16,067,952         1.75%        0.00%   %             11.3      04/17 04/12-04/17   Private-144A    No
  A-X      AAA/Aaa     $918,137,952       100.00%        N/A     %              9.1      04/17     N/A       Private-144A    Yes
 A-SP      AAA/Aaa     $572,451,000        62.35%        N/A     %              7.0      05/09     N/A       Private-144A    Yes
  A-Y      AAA/Aaa     $122,505,428        13.34%        N/A     %              9.2      04/17     N/A       Private-144A    Yes

(1) By Standard & Poor's Rating Services and Moody's Investors Service, Inc., respectively
(2) Classes __,__ and __ will be fixed rate. Classes __, __, and __ will be fixed subject to the net WAC of the mortgage pool. Classes __and __ will be equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.
(5) Not offered by the prospectus supplement or this term sheet.

  MORTGAGE LOAN SELLER PROFILE:

  Column Financial, Inc., "Column", will be selling 90 mortgage loans, representing 69.18% of the initial mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 4,750 commercial mortgage loans, totaling approximately $27.9 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada.

  National Consumer Cooperative Bank, "NCB", will be selling 26 mortgage loans, representing 4.01% of the initial mortgage pool balance to the trust. NCB, headquartered in Washington, D.C., was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. By Congressional amendments in 1981, NCB was converted to a private institution owned by its member cooperative customers. NCB and its affiliates have originated over $3.5 billion in commercial and multifamily loans and securitized over $2 billion of such originations. NCB as a special servicer is rated "CSS2 Co-op" by Fitch, Inc.

  NCB Capital Corporation, an affiliate of NCB, will be selling 61 mortgage loans, representing 16.60% of the initial mortgage pool balance to the trust.

  NCB, FSB, a wholly owned subsidiary of NCB and an affiliate of NCB Capital Corporation, will be selling 16 mortgage loans, representing 3.05% of the initial mortgage pool balance to the trust. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB, as a primary and master servicer, is rated "CPS2+ Co-op" and "CMS3+ Co-op", respectively, by Fitch, Inc.

  KeyBank National Association, "KeyBank", will be selling 11 mortgage loans, representing 7.17% of the initial mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2001, KeyBank had total assets of approximately $71.5 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $66.6 billion and approximately $4.9 billion in stockholder's equity. As of December, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.5 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, originated over $1.8 billion in commercial mortgage loans in 2001 and has a current servicing portfolio of $12.0 billion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2     COLLATERAL AND STRUCTURAL TERM SHEET          APRIL 22, 2002

II.  COLLATERAL OVERVIEW(1)

- MORTGAGE LOAN POOL

    INITIAL MORTGAGE POOL BALANCE:                        $918,137,952

    AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:               $4,500,676

    LOANS / PROPERTIES:                                   204 / 208

    LARGEST LOAN:                                         5.99%

    FIVE LARGEST LOAN CONCENTRATIONS:                     23.78%

    TEN LARGEST LOAN CONCENTRATIONS:                      35.02%

- PROPERTY TYPE CONCENTRATIONS

    MULTIFAMILY:                                          41.32%

    OFFICE:                                               26.14%

    RETAIL:                                               19.98% (Anchored 16.36 %; Unanchored 3.62 %)(2)

    OTHER(3):                                             9.96%

    HOTEL:                                                2.60%

- GEOGRAPHIC DISTRIBUTION

    NEW YORK:                                             25.93%

    FLORIDA:                                              18.65%

    CALIFORNIA:                                           9.31% (Northern 5.19%/ Southern 4.12 %)(4)

    TEXAS:                                                7.29%

    PENNSYLVANIA:                                         6.19%

    OHIO:                                                 6.10%

    MICHIGAN:                                             5.92%

    OTHER:                                                21 other states and the District of Columbia, which comprise no more than 3.04% individually

- CREDIT STATISTICS

    WTD. AVG. UNDERWRITTEN DSCR(5):                       3.12X

    WTD. AVG. CUT-OFF DATE LTV RATIO:                     60.0%

    WTD. AVG. BALLOON/ARD LTV RATIO:                      52.1%

     (1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a May 2002 Cut-off Date unless otherwise noted.
     (2) Anchored includes shadow anchored properties and single tenant properties.
     (3) "Other" includes Industrial, Manufactured Housing, Mixed Use, and Self Storage property concentration.
     (4) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in zip codes greater than 93600.
     (5) Wtd. Avg. Underwritten DSCR for all mortgage loans excluding the residential co-operative loans is 1.47x.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

- LOANS WITH RESERVE REQUIREMENTS

    TAX ESCROWS:                               83.42%

    INSURANCE ESCROWS:                         71.96%

    CAP. EX./FF&E ESCROWS(2):                  68.39%

    TI/LC ESCROWS(2):                          62.80%

- MORTGAGE LOAN POOL CHARACTERISTICS

    WTD. AVG. MORTGAGE INTEREST RATE:          7.300%

    WTD. AVG. REMAINING TERM(3):               116 Months

    WTD. AVG. SEASONING:                       3.8 Months

    CALL PROTECTION:                           All of the mortgage loans provide for
                                               either a prepayment lockout period
                                               ("Lockout"), a defeasance period
                                               ("Defeasance"), a yield maintenance
                                               premium period ("YMP"), a static
                                               prepayment penalty period ("PP"), or a
                                               combination thereof.

    LOCKOUT/DEFEASANCE:                        92.48%

    FEE OR LEASEHOLD:                          99.06% (Fee); 0.94% (Leasehold)

    DELINQUENCY:                               None of the mortgage
                                               loans will be 30 days
                                               or more delinquent
                                               with respect to any
                                               monthly debt service
                                               payment as of the May
                                               2002 due date or at
                                               any time during the
                                               12-month period
                                               preceding that date.

     (1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a May 2002 Cut-off Date unless otherwise noted.
     (2) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
     (3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

III. TRANSACTION OVERVIEW

            OFFERED CERTIFICATES:          Classes A-1, A-2, A-3, B, C, and D

            PASS-THROUGH STRUCTURE:        Senior/Subordinate, Sequential Pay
                                           Pass-Through Certificates

            MORTGAGE LOAN SELLERS:         Column Financial, Inc., National
                                           Consumer Cooperative Bank, NCB
                                           Capital Corporation, NCB, FSB and
                                           KeyBank National Association

            LEAD MANAGER &
            BOOKRUNNER:                    Credit Suisse First Boston
                                           Corporation

            CO-MANAGER:                    Lehman Brothers Inc.

            RATING AGENCIES:               Standard & Poor's Rating Services and
                                           Moody's Investors Service, Inc.

            MASTER SERVICERS:              KeyCorp Real Estate Capital Markets,
                                           Inc., d/b/a Key Commercial Mortgage
                                           will act as master servicer for all
                                           the mortgage loans except for the
                                           residential cooperative mortgage
                                           loans.

                                           NCB, FSB will act as master servicer
                                           for the residential cooperative
                                           mortgage loans in the trust.

            SPECIAL SERVICERS:             ARCap Special Servicing, Inc., will
                                           act as special servicer for all the
                                           mortgage loans except for the
                                           residential cooperative mortgage
                                           loans.

                                           National Consumer Cooperative Bank
                                           will act as special servicer for all
                                           the residential cooperative mortgage
                                           loans in the trust.

            TRUSTEE:                       Wells Fargo Bank Minnesota, N.A.

            CUT-OFF DATE:                  May 2002

            SETTLEMENT DATE:               May__, 2002

            DISTRIBUTION DATE:             The fourth business day following the
                                           Determination Date in that month,
                                           beginning June 2002

            DETERMINATION DATE:            The eleventh calendar day of the
                                           month, or, if the eleventh calendar
                                           day is not a business day, the next
                                           succeeding business day, beginning
                                           June 2002

            MINIMUM DENOMINATIONS:         $10,000 for all offered certificates
                                           and in additional multiples of $1

            SETTLEMENT TERMS:              DTC, Euroclear and Clearstream, same
                                           day funds, with accrued interest

            SMMEA:                         None of the offered classes are
                                           expected to be SMMEA eligible.

            ERISA: The offered classes are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

            TAX TREATMENT:                 REMIC

            ANALYTICS:                     Cashflows are expected to be
                                           available through Bloomberg, the
                                           Trepp Group, Intex Solutions and
                                           Charter Research.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

IV.  STRUCTURE DESCRIPTION

[CHART]

ADMINISTRATIVE FEE

[PLOT POINTS TO COME]

     - The P&I certificates will be paid principal sequentially beginning with Class A-1.

     - The Class A-X, Class A-SP and Class A-Y Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X, Class A-SP and Class A-Y Certificates individually accrue interest.

     - The Class A-X, Class A-SP and Class A-Y Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X, Class A-SP and Class A-Y Certificates individually accrue interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

V.   YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION

          YIELD MAINTENANCE PREPAYMENT
          PREMIUMS:                          Yield Maintenance Prepayment
                                             Premiums will be distributed on
                                             each Distribution Date as follows:
                                             A portion (based on the product of
                                             the Base Interest Fraction and the
                                             Principal Entitlement Fraction as
                                             described below) will be delivered
                                             to each of the following Classes:
                                             A-1, A-2, A-3, B, C, D, E, F and G
                                             (the "Premium Classes"). The
                                             remainder will be distributed to
                                             Class A-X and, in some cases, Class
                                             A-Y.

                                             With respect to each Premium Class,
                                             the "Base Interest Fraction" is a
                                             fraction, not greater than one or
                                             less than zero, having:

                                             -  A numerator equal to the excess,
                                                if any, of the pass-through rate
                                                on such Class over the discount
                                                rate generally used in
                                                calculating the yield
                                                maintenance charge, and

                                             -  A denominator equal to the
                                                excess, if any, of the mortgage
                                                rate of the prepaid loan over
                                                the discount rate generally used
                                                in calculating the yield
                                                maintenance charge.

                                             With respect to each Premium Class,
                                             the "Principal Entitlement
                                             Fraction" is a fraction having:

                                             -  A numerator equal to the total
                                                principal distributable on such
                                                Premium Class on the subject
                                                Distribution Date, and

                                             -  A denominator equal to the total
                                                principal distributable on all
                                                the certificates, public and
                                                private, on the subject
                                                Distribution Date.

          STATIC PREPAYMENT PREMIUMS:        Static Prepayment Premiums will be
                                             distributed on each Distribution
                                             Date as follows: 25% to the Premium
                                             Classes based on the Principal
                                             Entitlement Fraction. The remainder
                                             will be distributed to Class A-X
                                             and, in some cases, Class A-Y.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

          YIELD MAINTENANCE PREPAYMENT
          PREMIUM EXAMPLE:                   The following is an example of the
                                             Yield Maintenance Prepayment
                                             Premium allocation based on the
                                             following assumptions:
                                             -  Class receiving principal
                                                payment is A-1
                                             -  Mortgage Rate: 8.00%
                                             -  The Discount Rate at time of
                                                prepayment: 5.75%
                                             -  The Class A-1 Pass-Through Rate
                                                is equal to 7.00%

                                                CLASS A-1       CLASS A-X/CLASS A-Y
METHOD                                          CERTIFICATES    CERTIFICATES
------                                          ------------    ------------
(CLASS A-1 PASS THROUGH RATE - DISCOUNT RATE)   (7.00%-5.75%)   (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                   (8.00%-5.75%)

Prepayment Premium Allocation                    55.56%          44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

VI.  ADDITIONAL DEAL FEATURES

          PREPAYMENT INTEREST SHORTFALLS:    Any Prepayment Interest Shortfalls
                                             that are not offset by a specified
                                             portion of the servicing fee and
                                             interest accrued on the related
                                             prepayments from the date of
                                             prepayment will be allocated
                                             pro-rata to each interest-bearing
                                             Class of Certificates in proportion
                                             to the amount of interest accrued
                                             on such Class for such distribution
                                             date.

          PRINCIPAL & Interest Advances:     The applicable master servicer will
                                             generally be required to advance
                                             delinquent scheduled payments of
                                             principal and interest on the
                                             mortgage loans (excluding any
                                             balloon payments, default interest
                                             or post-ARD additional interest and
                                             net of master servicing fees) and
                                             other required amounts through
                                             liquidation, subject to
                                             recoverability standard. The
                                             applicable master servicer will be
                                             required to make advances for those
                                             balloon loans that become defaulted
                                             after their maturity dates, on the
                                             same amortization schedule as if
                                             the maturity date had not occurred.
                                             In the event that the applicable
                                             master servicer fails to make a
                                             required advance of delinquent
                                             scheduled payments of principal and
                                             interest, the Trustee will be
                                             obligated to make the advance.

          OPTIONAL TERMINATION:              On any Distribution Date on which
                                             the mortgage pool balance, net of
                                             outstanding advances of principal,
                                             is less than 1% of the Initial
                                             Mortgage Pool Balance, the trust
                                             fund may be terminated and the
                                             certificates retired at the option
                                             of: any single holder or group of
                                             holders of a majority of the
                                             controlling class (as described in
                                             Prospectus Supplement); and/or a
                                             master servicer or special
                                             servicer.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

[MAP]

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                                           WEIGHTED
                                       NUMBER OF                            PERCENTAGE OF  AVERAGE                 WEIGHTED
                                       MORTGAGED         CUT-OFF DATE          INITIAL     MORTGAGE    WEIGHTED    AVERAGE
                                         REAL              PRINCIPAL        MORTGAGE POOL  INTEREST     AVERAGE  CUT-OFF DATE
            STATE                      PROPERTIES          BALANCE(2)          BALANCE       RATE      U/W DSCR   LTV RATIO(2)
            -----                      ----------          ----------          -------       ----      --------   ------------
            New York                           99     $   238,048,185             25.93%    6.874%       8.00x         25.9%
            Florida                            13         171,277,122             18.65%    7.370%       1.33          74.6%
            California                         10          85,480,767              9.31%    7.597%       1.32          73.6%
               Northern California(1)           4          47,641,971              5.19%    7.603%       1.28          76.8%
               Southern California(1)           6          37,838,796              4.12%    7.589%       1.37          69.6%
            Texas                              18          66,932,920              7.29%    7.485%       1.37          74.7%
            Pennsylvania                        8          56,816,532              6.19%    7.452%       1.75          61.5%
            Ohio                                7          56,024,899              6.10%    7.447%       1.35          73.1%
            Michigan                           10          54,351,597              5.92%    7.305%       1.57          67.5%
            Illinois                            4          27,938,192              3.04%    7.220%       1.29          77.0%
            Washington                          2          20,632,802              2.25%    8.080%       1.58          67.0%
            Virginia                            2          20,069,200              2.19%    7.301%       1.29          74.9%
            Maryland                            4          19,847,137              2.16%    7.826%       1.31          72.1%
            North Carolina                      3          14,373,146              1.57%    7.238%       1.55          69.6%
            Connecticut                         4          12,373,348              1.35%    7.741%       1.39          67.0%
            Minnesota                           2          11,217,376              1.22%    7.665%       1.54          72.7%
            Indiana                             3          11,024,080              1.20%    7.345%       1.31          73.7%
            Louisiana                           1           9,492,648              1.03%    7.290%       1.48          71.9%
            New Mexico                          1           8,088,437              0.88%    7.060%       1.22          79.8%
            Georgia                             3           8,036,918              0.88%    7.408%       1.39          72.7%
            Wisconsin                           1           5,478,345              0.60%    7.340%       2.20          67.3%
            Oregon                              2           4,188,480              0.46%    7.315%       1.37          73.5%
            Arizona                             1           4,125,695              0.45%    7.190%       1.29          77.4%
            Nevada                              2           3,605,942              0.39%    7.413%       1.42          67.3%
            New Jersey                          1           2,875,972              0.31%    7.580%       1.44          57.5%
            Massachusetts                       1           1,998,642              0.22%    7.940%       1.46          67.1%
            Missouri                            1           1,194,828              0.13%    7.500%       1.31          64.6%
            Kansas                              1             995,550              0.11%    7.350%       1.37          74.0%
            Rhode Island                        1             746,672              0.08%    6.800%       1.56          74.7%
            New Hampshire                       2             573,448              0.06%    7.420%       1.59          64.1%
            District of Columbia                1             329,072              0.04%    7.140%       3.17          16.5%
                                       --------------------------------------------------------------------------------------
            Total/Weighted Average:           208       $  918,137,952           100.00%    7.300%       3.12x         60.0%
                                       ======================================================================================


            (1) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN
                CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.
            (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

[CHART]

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

Office                     26.14%
Retail                     19.98%
Mixed Use                   4.42%
Industrial                  2.66%
Hotel                       2.60%
Self Storage                2.22%
Manufactured Housing        0.66%
Multifamily                41.32%

                                                                          WEIGHTED
                           NUMBER OF                      PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED     CUT-OFF DATE        INITIAL      MORTGAGE    WEIGHTED     AVERAGE
                             REAL         PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE             PROPERTIES      BALANCE(1)        BALANCE         RATE      U/W DSCR   LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------
Multifamily                  129       $    379,388,185      41.32%          7.061%     5.39x       47.1%
Office                        28            240,029,628      26.14%          7.313%     1.58        70.1%
Retail                        21            183,405,886      19.98%          7.476%     1.44        70.3%
Mixed Use                      9             40,593,983       4.42%          7.806%     1.46        61.4%
Industrial                     9             24,406,613       2.66%          7.442%     1.60        67.6%
Hotel                          3             23,854,886       2.60%          8.170%     1.57        65.1%
Self Storage                   5             20,398,163       2.22%          7.833%     1.33        71.0%
Manufactured Housing           4              6,060,608       0.66%          7.275%     1.53        65.6%
                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      208       $    918,137,952     100.00%          7.300%     3.12x       60.0%
                        ======================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         WEIGHTED
                                          NUMBER OF                      PERCENTAGE OF    AVERAGE                WEIGHTED
                                          MORTGAGED     CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED     AVERAGE
                                            REAL         PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE        PROPERTY SUB-TYPE   PROPERTIES      BALANCE(1)         BALANCE        RATE     U/W DSCR   LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                     Rental                  37       $    208,460,978      22.70%          7.331%     1.34x      76.2%
                     Cooperative             92            170,927,206      18.62%          6.731%    10.34       11.6%

                                         ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     129       $    379,388,185      41.32%          7.061%     5.39x      47.1%
                                         ====================================================================================

RETAIL
                     Anchored(2)             12       $    150,162,712      16.36%          7.452%     1.46x      70.0%
                     Unanchored               9             33,243,174       3.62%          7.581%     1.33       71.5%

                                         ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      21       $    183,405,886      19.98%          7.476%     1.44x      70.3%
                                         ====================================================================================

HOTEL
                     Full Service             2       $     20,632,802       2.25%          8.080%     1.58x      67.0%
                     Limited Service          1              3,222,084       0.35%          8.750%     1.53       52.8%

                                         ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       3       $     23,854,886       2.60%          8.170%     1.57x      65.1%
                                         ====================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) INCLUDES SHADOW ANCHORED PROPERTIES.

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                            WEIGHTED
                             NUMBER OF                      PERCENTAGE OF    AVERAGE                WEIGHTED
                            UNDERLYING     CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED     AVERAGE
                             MORTGAGE       PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE   CUT-OFF DATE
MORTGAGE LOAN SELLER          LOANS         BALANCE(1)        BALANCE        RATE     U/W DSCR   LTV RATIO(1)
---------------------------------------------------------------------------------------------------------------
Column                          90       $   635,147,735   69.18%            7.424%      1.48x      71.4%
NCB and Affiliates             103           217,200,530   23.66%            6.917%      8.46       22.4%
KeyBank                         11            65,789,687    7.17%            7.374%      1.29       74.4%
                            -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        204       $   918,137,952   100.00%           7.300%      3.12x      60.0%
                            ===================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

[CHART]

                       CUT-OFF DATE PRINCIPAL BALANCES(1)

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
     RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
       PRINCIPAL BALANCES          LOANS       BALANCE(1)       BALANCE        RATE     U/W DSCR   LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------
 $   134,508   -      500,000       22       $   5,968,242       0.65%         6.922%     8.82x        8.8%
     500,001   -    1,000,000       33          25,201,076       2.74%         7.237%     8.00        36.3%
   1,000,001   -    1,500,000       26          32,577,871       3.55%         7.177%     4.82        42.8%
   1,500,001   -    2,000,000       27          48,015,022       5.23%         7.319%     4.24        50.8%
   2,000,001   -    2,500,000       11          24,742,326       2.69%         7.121%     7.64        39.3%
   2,500,001   -    3,000,000       13          36,872,413       4.02%         7.199%    10.06        43.1%
   3,000,001   -    4,000,000       12          41,289,140       4.50%         7.320%     5.06        44.4%
   4,000,001   -    5,000,000       10          45,067,989       4.91%         7.090%     6.27        39.4%
   5,000,001   -    7,500,000       19         122,272,728      13.32%         7.345%     2.13        61.5%
   7,500,001   -   10,000,000       11          94,072,242      10.25%         7.103%     2.87        57.2%
  10,000,001   -   20,000,000       13         177,876,728      19.37%         7.500%     1.39        69.4%
  20,000,001   -   30,000,000        2          45,881,831       5.00%         7.229%     1.34        78.2%
  30,000,001   -   40,000,000        2          70,895,222       7.72%         7.190%     2.02        70.0%
  40,000,001   -   50,000,000        2          92,405,125      10.06%         7.384%     1.58        66.8%
  50,000,001   -  $55,000,000        1          55,000,000       5.99%         7.380%     1.24        75.9%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952     100.00%         7.300%     3.12x       60.0%
                                =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE(1) : $55,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE(1) :    $134,508
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE(1) :  $4,500,676

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

[CHART]

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
          RANGE OF               MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
         U/W DSCRs                LOANS       BALANCE(1)        BALANCE        RATE     U/W DSCR   LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------
  1.20x       -       1.25           6       $ 127,184,259     13.85%        7.440%      1.24x        77.4%
  1.26        -       1.29          18          67,164,006      7.32%        7.468%      1.27         74.4%
  1.30        -       1.35          25         149,913,801     16.33%        7.438%      1.32         73.4%
  1.36        -       1.40          14          85,596,192      9.32%        7.460%      1.38         72.7%
  1.41        -       1.45          13          82,209,003      8.95%        7.428%      1.42         71.4%
  1.46        -       1.50          14          65,412,688      7.12%        7.451%      1.47         69.6%
  1.51        -       1.59          14          66,207,701      7.21%        7.778%      1.56         63.9%
  1.60        -       1.99           8          60,887,853      6.63%        7.346%      1.80         59.2%
  2.00        -       3.99          14          61,799,967      6.73%        6.862%      2.71         54.4%
  4.00        -       6.00          17          39,886,967      4.34%        6.673%      5.03         14.7%
  6.01        -       8.00          17          32,033,870      3.49%        6.678%      6.68         12.2%
  8.01        -      10.00          13          29,470,597      3.21%        6.808%      9.33          7.0%
 10.01        -      25.00          25          41,110,364      4.48%        6.645%     13.59          5.3%
 25.01        -      76.72x          6           9,260,684      1.01%        6.780%     50.03          1.7%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952    100.00%        7.300%      3.12x        60.0%
                                =================================================================================

MAXIMUM U/W DSCR:                   76.72x
MINIMUM U/W DSCR:                    1.20x
WTD. AVG. U/W DSCR:                  3.12x

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

[CHART]

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS(1)

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
                                UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
   RANGE OF CUT-OFF DATE         MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
  LOAN-TO-VALUE RATIOS(1)         LOANS       BALANCE(1)       BALANCE        RATE      U/W DSCR   LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------

   1.2%       -     5.0%            17       $  27,814,185       3.03%          6.727%    25.69x       3.3%
   5.1%       -     7.5%            17          37,564,606       4.09%          6.739%    11.48        6.0%
   7.6%       -    10.0%            20          21,494,251       2.34%          6.775%     9.25        8.4%
  10.1%       -    15.0%            14          43,197,069       4.70%          6.683%     5.92       12.1%
  15.1%       -    20.0%             9          19,430,887       2.12%          6.544%     5.04       17.6%
  20.1%       -    30.0%            11          16,636,144       1.81%          6.913%     3.35       26.0%
  30.1%       -    50.0%             5          19,745,381       2.15%          7.697%     1.80       45.4%
  50.1%       -    65.0%            19         137,435,253      14.97%          7.296%     1.92       61.1%
  65.1%       -    70.0%            21         111,902,993      12.19%          7.581%     1.50       68.1%
  70.1%       -    72.5%            17          75,507,951       8.22%          7.538%     1.42       71.5%
  72.6%       -    74.5%            19         139,638,644      15.21%          7.432%     1.35       73.7%
  74.6%       -    75.5%            11          48,170,929       5.25%          7.373%     1.29       74.9%
  75.6%       -    77.5%             7          91,048,909       9.92%          7.336%     1.30       76.4%
  77.6%       -    79.8%            17         128,550,748      14.00%          7.412%     1.30       78.9%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952     100.00%          7.300%    3.12x       60.0%
                                =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO(1)  :  79.8%
MINIMUM CUT-OFF DATE LTV RATIO(1)  :   1.2%
WTD. AVG. CUT-OFF DATE LTV RATIO(1):  60.0%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                             MORTGAGE INTEREST RATES

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
         RANGE OF                MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
  MORTGAGE INTEREST RATES         LOANS       BALANCE(1)       BALANCE        RATE      U/W DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------
  6.140%      -      6.500%         16       $  38,571,687      4.20%           6.360%    11.24x      10.5%
  6.501%      -      6.650%          9          24,359,756      2.65%           6.580%     7.81        9.7%
  6.651%      -      6.750%         18          66,586,716      7.25%           6.735%     5.92       42.7%
  6.751%      -      7.000%         31          68,589,991      7.47%           6.893%     6.68       28.4%
  7.001%      -      7.150%         22          62,524,313      6.81%           7.091%     7.03       49.9%
  7.151%      -      7.250%         14         114,335,410     12.45%           7.226%     1.48       73.3%
  7.251%      -      7.350%         18          90,517,837      9.86%           7.294%     1.42       72.5%
  7.351%      -      7.500%         22         216,085,499     23.54%           7.396%     1.42       71.3%
  7.501%      -      7.650%         16          59,964,464      6.53%           7.579%     1.41       66.1%
  7.651%      -      7.900%         17         102,637,749     11.18%           7.752%     1.42       70.9%
  7.901%      -      8.150%         11          58,712,151      6.39%           8.003%     1.57       67.8%
  8.151%      -      8.250%          4           6,098,778      0.66%           8.205%     1.32       64.8%
  8.251%      -      8.750%          6           9,153,602      1.00%           8.480%     1.38       65.1%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952    100.00%           7.300%    3.12x       60.0%
                                =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:           8.750%
MINIMUM MORTGAGE INTEREST RATE:           6.140%
WTD. AVG. MORTGAGE INTEREST RATE:         7.300%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

                         MORTGAGE LOAN AMORTIZATION TYPE

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
                                 MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
LOAN TYPE                          LOANS       BALANCE(1)       BALANCE        RATE      U/W DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------
Balloon                            181       $ 707,623,297     77.07%           7.324%     2.84x       61.8%
ARD                                  6         159,057,499     17.32%           7.265%     1.82        65.5%
Interest Only                       10          33,830,000      3.68%           6.723%    15.44         7.1%
Fully Amortizing                     7          17,627,156      1.92%           7.744%     2.55        41.7%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952    100.00%           7.300%     3.12x       60.0%
                                =================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                             WEIGHTED
                                    NUMBER OF                 PERCENTAGE OF    AVERAGE                WEIGHTED
         RANGE OF                  UNDERLYING   CUT-OFF DATE     INITIAL      MORTGAGE   WEIGHTED     AVERAGE
      ORIGINAL TERMS                MORTGAGE     PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)(2)     LOANS      BALANCE(2)      BALANCE        RATE     U/W DSCR   LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------
    60        -       84                3       $  19,294,204       2.10%        7.700%    1.67x       67.7%
    85        -      120              197         881,947,460      96.06%        7.282%    3.17        60.2%
   121        -      180                4          16,896,288       1.84%        7.773%    2.30        43.3%
                                   ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               204       $ 918,137,952     100.00%        7.300%    3.12x       60.0%
                                   ==============================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS)(2):   180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS)(2):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS)(2): 120

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                     REMAINING TERMS TO STATED MATURITY (1)

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
         RANGE OF               UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
      ORIGINAL TERMS             MORTGAGE       PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS)       LOANS        BALANCE(2)      BALANCE        RATE      U/W DSCR    LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------
    55        -       84             4       $  20,419,225       2.22%          7.695%    1.67x       67.5%
    85        -      117           155         575,476,421      62.68%          7.304%    3.09        60.1%
   118        -      179            45         322,242,306      35.10%          7.269%    3.26        59.5%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952     100.00%          7.300%    3.12x       60.0%
                                =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS)(1)(2):    179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)(1)(2):     55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS)(1)(2):  116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                           ORIGINAL AMORTIZATION TERMS

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
         RANGE OF               UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
  ORIGINAL AMORTIZATION          MORTGAGE       PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
      TERMS(MONTHS)                LOANS       BALANCE(1)       BALANCE        RATE     U/W DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------
       Interest Only                10       $  33,830,000       3.68%          6.723%    15.44x       7.1%
  120       -      300              49         154,759,651      16.86%          7.542%    2.92        55.2%
  301       -      350               2          13,374,880       1.46%          7.392%    1.30        72.5%
  351       -      360             116         605,489,913      65.95%          7.376%    1.89        69.3%
  361       -      720              27         110,683,508      12.06%          6.709%    6.58        31.0%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952     100.00%          7.300%    3.12x       60.0%
                                =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS)(2):   720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS)(2) :  120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS)(2): 365

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                        REMAINING AMORTIZATION TERMS(1)

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
         RANGE OF               UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
  REMAINING AMORTIZATION         MORTGAGE       PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
      TERMS(MONTHS)(1)            LOANS        BALANCE(1)      BALANCE        RATE      U/W DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------
       Interest Only                10       $  33,830,000       3.68%          6.723%    15.44x       7.1%
  103       -      250              15          36,232,815       3.95%          7.370%     5.46       35.5%
  251       -      300              34         118,526,836      12.91%          7.595%     2.14       61.2%
  301       -      320               2          13,374,880       1.46%          7.392%     1.30       72.5%
  321       -      350               9          40,811,343       4.45%          7.774%     1.41       70.0%
  351       -      718             134         675,362,078      73.56%          7.243%     2.69       62.9%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204       $ 918,137,952     100.00%          7.300%    3.12x       60.0%
                                =================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)(1)(2) :  718
MINIMUM REMAINING AMORTIZATION TERM (MONTHS)(1)(2) : 103
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)(1)(2): 361

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                          YEAR BUILT/ YEAR RENOVATED(1)

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                MORTGAGED     CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
    RANGE OF YEARS                REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
   BUILT/RENOVATED (1)          PROPERTIES     BALANCE(2)       BALANCE        RATE     U/W DSCR    LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------
  1900     -       1970             24       $  58,719,593       6.40%          7.306%    10.95x      35.8%
  1971     -       1980             36          59,053,182       6.43%          7.113%     6.37       44.7%
  1981     -       1990             74         289,788,465      31.56%          7.199%     3.70       47.8%
  1991     -       2001             74         510,576,712      55.61%          7.379%     1.51       71.5%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            208       $ 918,137,952     100.00%          7.300%     3.12x      60.0%
                                =================================================================================

MOST RECENT YEAR BUILT/RENOVATED(1) : 2001
OLDEST YEAR BUILT/RENOVATED(1) :      1900
WTD. AVG. YEAR BUILT/RENOVATED(1) :   1990

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, THE YEAR RENOVATED, OR CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE PROPERTIES.
(2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                      OCCUPANCY RATES AT UNDERWRITING(1)(3)

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                MORTGAGED     CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED     AVERAGE
          RANGE OF                REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
  OCCUPANCY RATES AT U/W(1)(3)  PROPERTIES     BALANCE(2)      BALANCE         RATE     U/W DSCR    LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------
   67%        -       85%            8       $  76,971,355       8.38%          7.522%    1.27x       74.5%
   86%        -       90%           10         123,705,251      13.47%          7.412%    1.60        67.5%
   91%        -       93%           27         173,518,048      18.90%          7.345%    2.75        70.9%
   94%        -       95%           68         202,278,328      22.03%          6.952%    6.23        38.4%
   96%        -       97%           36          91,430,939       9.96%          7.084%    4.58        42.4%
   98%        -       100%          56         226,379,146      24.66%          7.436%    1.65        68.5%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            205       $ 894,283,066      97.40%          7.277%    3.16x       59.9%
                                =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):  100%
MINIMUM OCCUPANCY RATE AT U/W (1):   67%
WTD. AVG. OCCUPANCY RATE AT U/W (1): 94%

(1) DOES NOT INCLUDE HOSPITALITY PROPERTIES.
(2) ASSUMES A CUT-OFF DATE IN MAY 2002.
(3) IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES OCCUPANCY RATES REFLECT UNDERWRITTEN OCCUPANCY RATES.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

                     PREPAYMENT PROVISION AS OF CUT-OFF DATE

                                                                           WEIGHTED    WEIGHTED
                                                                            AVERAGE     AVERAGE         WEIGHTED         WEIGHTED
                                                            PERCENTAGE OF  REMAINING   REMAINING         REMAINING         AVERAGE
         RANGE OF               NUMBER OF    CUT-OFF DATE     INITIAL      LOCKOUT     LOCKOUT       LOCKOUT PLUS YM     REMAINING
      REMAINING TERMS TO         MORTGAGE     PRINCIPAL     MORTGAGE POOL   PERIOD   PLUS YM PERIOD  PLUS PREMIUM PERIOD   MATURITY
    STATED MATURITY(YEARS)        LOANS       BALANCE(1)      BALANCE       (YEARS)     (YEARS)          (YEARS)          (YEARS)(2)
------------------------------------------------------------------------------------------------------------------------------------
 2.00    -     4.99                   2     $  13,815,859      1.50%          4.4         4.4              4.4               4.7
 5.00    -     9.49                  38        99,179,350     10.80%          8.6         8.6              8.7               8.9
 9.50    -     9.99                 159       782,264,456     85.20%          9.1         9.4              9.4               9.7
10.00    -    10.99                   1         5,982,000      0.65%          9.8         9.8              9.8              10.0
11.00    -    20.00                   4        16,896,288      1.84%         14.5        14.5             14.6              14.9
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             204     $ 918,137,952    100.00%          9.1         9.3              9.4               9.7
                                ====================================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                           WEIGHTED     WEIGHTED       WEIGHTED
                                                                           AVERAGE      AVERAGE        AVERAGE             WEIGHTED
                                                           PERCENTAGE OF  REMAINING    REMAINING      REMAINING            AVERAGE
                                 NUMBER OF   CUT-OFF DATE     INITIAL      LOCKOUT      LOCKOUT        LOCKOUT PLUS YM    REMAINING
                                 MORTGAGE     PRINCIPAL    MORTGAGE POOL   PERIOD   PLUS YM PERIOD  PLUS PREMIUM PERIOD   MATURITY
    PREPAYMENT OPTION             LOANS       BALANCE(1)     BALANCE       (YEARS)     (YEARS)         (YEARS)            (YEARS)(2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                 178     $ 849,095,479      92.48%         9.4         9.4             9.4                9.7
Lockout/Yield Maintenance           11        39,064,409       4.25%         3.4         9.3             9.3                9.7
Lockout/Penalty                     13        26,215,024       2.86%         8.3         8.3             9.6                9.8
Yield Maintenance                    1         1,921,047       0.21%         0.0         9.6             9.6                9.8
Lockout/Yield Maintenance/Penalty    1         1,841,993       0.20%         3.6         6.5             9.1                9.6
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204     $ 918,137,952     100.00%         9.1         9.3             9.4                9.7
                                ====================================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

                      MORTGAGE POOL PREPAYMENT PROFILE (1)

                              NUMBER OF
              MONTHS SINCE     MORTGAGE        OUTSTANDING    % OF POOL     YIELD       PREPAYMENT   % OF POOL
DATE          CUT-OFF DATE      LOANS           BALANCE (MM)   LOCKOUT    MAINTENANCE    PREMIUM       OPEN         TOTAL
-----------------------------------------------------------------------------------------------------------------------------
May-02               0           204          $  918.1          99.8%        0.2%          0.0%        0.0%         100.0%

May-03              12           204          $  909.7          99.7%        0.3%          0.0%        0.0%         100.0%

May-04              24           204          $  900.5          98.9%        1.1%          0.0%        0.0%         100.0%

May-05              36           204          $  890.5          98.5%        1.5%          0.0%        0.0%         100.0%

May-06              48           204          $  879.6          95.6%        4.4%          0.0%        0.0%         100.0%

May-07              60           202          $  854.8          95.3%        4.7%          0.0%        0.0%         100.0%

May-08              72           201          $  841.5          95.4%        4.6%          0.0%        0.0%         100.0%

May-09              84           200          $  823.4          95.4%        4.4%          0.2%        0.0%         100.0%

May-10              96           200          $  809.2          95.2%        4.4%          0.4%        0.0%         100.0%

May-11             108           197          $  776.4          89.1%        4.5%          2.9%        3.5%         100.0%

May-12             120             4          $    7.8         100.0%        0.0%          0.0%        0.0%         100.0%

May-13             132             4          $    6.5         100.0%        0.0%          0.0%        0.0%         100.0%

May-14             144             4          $    5.0          96.6%        0.0%          3.4%        0.0%         100.0%

May-15             156             4          $    3.4          96.6%        0.0%          3.4%        0.0%         100.0%

May-16             168             4          $    1.7          96.6%        0.0%          3.4%        0.0%         100.0%
-----------------------------------------------------------------------------------------------------------------------------

(1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

                RANGE OF CUT-OFF DATE RENTAL BASIS LOAN TO VALUE
                    RATIOS FOR COOPERATIVE MORTGAGE LOANS(1)

                                                                    WEIGHTED                    WEIGHTED         WEIGHTED
        RANGE OF         NUMBER OF                  PERCENTAGE OF   AVERAGE                     AVERAGE          AVERAGE
        CUT-OFF         UNDERLYING   CUT-OFF DATE      INITIAL      MORTGAGE    WEIGHTED     CUT-OFF DATE      CUT-OFF DATE
      RENTAL BASIS       MORTGAGE      PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE      CO-OP BASIS       RENTAL BASIS
         LTV(1)            LOANS      BALANCE (1)      BALANCE        RATE      U/W DSCR     LTV RATIO(1)      LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------------------
  1.6%  -    9.9%           25      $  38,783,007       4.22%        6.666%      23.06x          4.1%              6.7%
 10.0%  -   19.9%           38         68,068,641       7.41%        6.753%       8.52           8.4%             15.1%
 20.0%  -   29.9%           15         44,910,834       4.89%        6.646%       5.28          15.3%             24.1%
 30.0%  -   63.3%           14         19,164,724       2.09%        6.983%       2.91          29.1%             41.2%
                          ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     92      $ 170,927,206      18.62%        6.731%      10.34x         11.6%             18.5%
                          ===================================================================================================

MAXIMUM CUT-OFF DATE RENTAL BASIS LTV RATIO(1):   63.3%
MINIMUM CUT-OFF DATE RENTAL BASIS LTV RATIO(1):    1.6%
WTD. AVG. CUT-OFF DATE RENTAL BASIS LTV RATIO(1): 18.5%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

                 RANGE OF CUT-OFF DATE CO-OP BASIS LOAN TO VALUE
                    RATIOS FOR COOPERATIVE MORTGAGE LOANS(1)

                                                                      WEIGHTED                  WEIGHTED       WEIGHTED
       RANGE OF         NUMBER OF                     PERCENTAGE OF   AVERAGE                   AVERAGE        AVERAGE
       CUT-OFF          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     CUT-OFF DATE   CUT-OFF DATE
     CO-OP BASIS         MORTGAGE      PRINCIPAL      MORTGAGE POOL   INTEREST   AVERAGE      CO-OP BASIS    RENTAL BASIS
        LTV (1)           LOANS        BALANCE(1)        BALANCE        RATE     U/W DSCR     LTV RATIO(1)   LTV RATIO(1)
---------------------------------------------------------------------------------------------------------------------------
 1.2%    -       9.9%      53        $  85,581,182         9.32%       6.745%     15.60x         5.7%          10.4%
10.0%    -      19.9%      24           63,919,817         6.96%       6.640%      5.69         13.8%          22.3%
20.0%    -      29.9%      11           16,636,144         1.81%       6.913%      3.35         26.0%          37.0%
30.0%    -      49.1%       4            4,790,063         0.52%       7.062%      2.66         37.7%          46.0%
                          -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    92        $ 170,927,206        18.62%       6.731%     10.34x        11.6%          18.5%
                          =================================================================================================

MAXIMUM CUT-OFF DATE CO-OP BASIS LTV RATIO(1):   49.1%
MINIMUM CUT-OFF DATE CO-OP BASIS LTV RATIO(1):    1.2%
WTD. AVG. CUT-OFF DATE CO-OP BASIS LTV RATIO(1): 11.6%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

              SPONSOR OWNED UNITS IN THE COOPERATIVE MORTGAGE LOANS

                                                                   WEIGHTED              WEIGHTED      WEIGHTED        WEIGHTED
                       NUMBER OF                   PERCENTAGE OF   AVERAGE               AVERAGE       AVERAGE         AVERAGE
     PERCENTAGE        UNDERLYING   CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED    CUT-OFF DATE  CUT-OFF DATE   PERCENT OF
     OF SPONSOR-        MORTGAGE     PRINCIPAL      MORTGAGE POOL  INTEREST  AVERAGE     CO-OP BASIS   RENTAL BASIS  SPONSOR OWNED
     OWNED UNITS         LOANS       BALANCE(1)        BALANCE       RATE    U/W DSCR    LTV RATIO(1)  LTV RATIO(1)     UNITS
----------------------------------------------------------------------------------------------------------------------------------
         0.0%              55       $  86,955,867     9.47%         6.803%   13.65x        9.1%         15.7%            0.0%
 0.7%     -      9.9%       9          32,522,368     3.54%         6.696%    7.84         9.7%         17.9%            5.1%
10.0%     -     19.9%       9          16,129,984     1.76%         6.477%    6.75        15.8%         22.6%           14.4%
20.0%     -     29.9%       5           8,097,437     0.88%         6.674%    7.98        11.0%         16.9%           22.7%
30.0%     -     39.9%       4           4,199,219     0.46%         6.804%    5.69        19.9%         23.9%           36.1%
40.0%     -    100.0%      10          23,022,331     2.51%         6.693%    5.53        19.3%         26.4%           56.7%
                        ------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    92       $ 170,927,206    18.62%         6.731%   10.34x       11.6%         18.5%           11.9%
                        ============================================================================================================

MAXIUM PERCENTAGE OF SPONSOR-OWNED UNITS :      100.0%
MINIMUM PERCENTAGE OF SPONSOR-OWNED UNITS(2):     0.7%
WTD. AVG. PERCENTAGE OF SPONSOR-OWNED UNITS :    11.9%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) DOES NOT INCLUDE COOPERATIVE MORTGAGE LOANS WITHOUT ANY SPONSOR OWNED UNITS.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                               NUMBER OF                                     WEIGHTED
                               UNDERLYING                    PERCENTAGE OF   AVERAGE                    WEIGHTED
                               MORTGAGED     CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED       AVERAGE
                                 REAL          PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE      CUT-OFF DATE
OWNERSHIP INTEREST             PROPERTIES    BALANCE (1)       BALANCE         RATES     U/W DSCR     LTV RATIO(1)
-------------------------------------------------------------------------------------------------------------------
Fee                               206       $ 909,485,923       99.06%         7.294%      3.14x        60.0%
Leasehold                           2           8,652,029        0.94%         7.934%      1.41         63.3%
                                -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           208       $ 918,137,952       100.0%         7.300%      3.12x        60.0%
                                ===================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

[PHOTO OF  PNC CENTER CINCINNATI, OH]

[PHOTO OF  1101 KING STREET ALEXANDRIA, VA]

[PHOTO OF BEAVER VALLEY MALL CENTER TOWNSHIP, PA]

[PHOTO OF VERANDAH APARTMENTS MIAMI, FL]

[PHOTO OF SAN BRUNO TOWNE CENTER SAN BRUNO, CA]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

[PHOTO OF WESTCOAST GRAND HOTEL AT THE PARK SPOKANE, WA]

[PHOTO OF MAIN STREET COMMONS ST. CHARLES, IL]

[PHOTO OF WEST COAST OLYMPIA HOTEL OLYMPIA, WA]

[PHOTO OF PARADISE ISLAND APARTMENTS JACKSONVILLE, FL]

[PHOTO OF 330 WEST 34TH NEW YORK, NY]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

                           SIGNIFICANT MORTGAGE LOANS

                                                                   PERCENTAGE
                                                                   OF INITIAL                                             CUT-OFF
                                                  CUT-OFF DATE      MORTGAGE                     MORTGAGE                   DATE
                                    PROPERTY       PRINCIPAL          POOL         SF/UNITS/     INTEREST      U/W          LTV
        PROPERTY                      TYPE         BALANCE(1)        BALANCE         ROOMS         RATE        DSCR       RATIO(1)
------------------------------------------------------------------------------------------------------------------------------------
  1     Paradise Island
        Apartments                 Multifamily   $  55,000,000        5.99%             980       7.380%       1.24x       75.9%
------------------------------------------------------------------------------------------------------------------------------------
  2     Beaver Valley Mall           Retail      $  47,963,367        5.22%         965,912       7.360%       1.82x       60.0%
------------------------------------------------------------------------------------------------------------------------------------
  3     PNC Center                   Office      $  44,441,758        4.84%         497,394       7.410%       1.33x       74.2%
------------------------------------------------------------------------------------------------------------------------------------
  4     330 West 34th Street         Office      $  39,983,418        4.35%         632,152       6.750%       2.62x       63.5%
------------------------------------------------------------------------------------------------------------------------------------
  5     San Bruno Towne Center       Retail      $  30,911,804        3.37%         156,617       7.760%       1.25x       78.3%
------------------------------------------------------------------------------------------------------------------------------------
  6     Verandah                   Multifamily   $  24,935,677        2.72%             440       7.220%       1.41x       77.3%
------------------------------------------------------------------------------------------------------------------------------------
  7     Main Street Commons          Retail      $  20,946,153        2.28%         164,974       7.240%       1.25x       79.3%
------------------------------------------------------------------------------------------------------------------------------------
  8     WestCoast Grand Hotel
        at the Park                  Hotel       $  13,887,463(2)     1.51%(2)          402       8.080%       1.58x(3)    67.0%(3)
------------------------------------------------------------------------------------------------------------------------------------
  9     WestCoast Olympia
        Hotel                        Hotel       $   6,745,339(2)     0.74%(2)          190       8.080%       1.58x(3)    67.0%(3)
------------------------------------------------------------------------------------------------------------------------------------
 10     1101 King Street             Office      $  18,475,109        2.01%         136,481       7.300%       1.27x       75.1%
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL / WTD. AVG.                        $ 303,290,088       33.03%                       7.357%       1.57x       71.4%
====================================================================================================================================

(1) Based on a Cut-off Date in May 2002.

(2) The WestCoast Grand Hotel at the Park and the WestCoast Olympia Hotel (together the WestCoast Hotel Portfolio totaling 2.25% of the pool) are cross-collateralized and cross-defaulted loans, that when combined, aggregate $20,632,802.

(3) Based upon combined WestCoast Hotel Portfolio.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

                           PARADISE ISLAND APARTMENTS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $55,000,000

FIRST PAYMENT DATE(1):             February 11, 2002 (interest only through
                                   January 11, 2003)

MORTGAGE INTEREST RATE:            7.380% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     January 11, 2012

MATURITY/ARD BALANCE:              $49,329,933

BORROWER(S):                       Park Avenues Rental Community Two, Ltd.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance except during the last
                                   three months prior to loan maturity

LOAN PER UNIT(2):                  $56,122

UPFRONT RESERVES:                  Credit Enhancement  $3,500,000(3)

ONGOING RESERVES:                  Tax and Insurance   (4)
                                   Replacement Reserve (5)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Multifamily

PROPERTY SUB-TYPE:             Rental

LOCATION:                      Jacksonville, Florida

YEAR BUILT/RENOVATED:          1994/1996

UNITS:                         980

OCCUPANCY AT U/W:              84%(6)

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           Perimeter Realty, Inc.

U/W NCF:                       $5,634,356(7)

Appraised Value:               $72,500,000

Appraised Date:                August 22, 2001

Cut-off Date LTV:              75.9%

Maturity LTV/ARD:              68.0%

U/W DSCR:                      1.24x(7)

(1) The loan is interest only through January 11, 2003.

(2) Based on the cut-off date principal balance in May 2002.

(3) An affiliate of the lender has provided a Letter of Credit in amount of $3,500,000 as a credit enhancement for the Paradise Island Apartments Loan. The Letter of Credit shall be released upon the Paradise Island Apartments Loan achieving a 1.25x DSCR based on T-12 income with expenses equal to a maximum of actual or underwritten. The Letter of Credit shall be used to offset realized losses as more particularly described in the Pooling and Servicing Agreement.

(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(5) The borrower is required to deposit $16,333 per month ($200 per unit per year) into a replacement reserve.

(6) Occupancy is based on the 3/31/2002 rent roll.

(7) U/W NCF is based upon stabilized occupancy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2        COLLATERAL AND STRUCTURAL TERM SHEET        APRIL 22, 2002

                           PARADISE ISLAND APARTMENTS

                             ADDITIONAL INFORMATION

- Paradise Island is a four phase 980-unit Class A multifamily property located in Jacksonville, FL. Three of the four phases serve as collateral for the mortgage and were constructed between 1991 and 1996.

- The subject consists of 324 one-bedroom units, 480 two-bedroom units and 176 three-bedroom units. Individual units have a full compliment of amenities including security systems and washer/dryer connections.

- Amenities include 4 clubhouses, 4 pools, 4 fitness centers and tennis courts.

- The subject is located on Southside Boulevard in southeast suburban Jacksonville, FL, which is the fastest growing section of Jacksonville. The subject has excellent access to the CBD via I-95 and to the beaches via J. Turner Butler Boulevard. The subject also benefits from numerous employment opportunities in the surrounding office complexes such as Bank of America Office Park located directly across the boulevard from the subject property. The Avenues Mall, the area's largest regional mall, is in the property's submarket. The tenancy at the property consists of mostly young professionals. The neighborhood is considered affluent and is growing at approximately 2.8% per year.

- The Jacksonville MSA is located in the northeast corner of Florida, directly on the Atlantic coast. Jacksonville is the banking and commercial center for northeastern Florida and southern Georgia with fourteen commercial banks and eighteen savings and loans. The Jacksonville port is the largest in the Southeast and the sixth largest in the country.

- Park Avenues Rental Community Two, Ltd., is controlled by Donald C. Fort, a Jacksonville-based developer who has developed 2,376 residential lots in 27 communities, 6 grocery anchored retail projects, and 12 other commercial developments.

- Perimeter Realty, which is the property management wholly owned by Donald C. Fort, the sponsor of the loan, manages 1,540 residential units and 355,000 SF of commercial space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                               BEAVER VALLEY MALL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $47,963,367

FIRST PAYMENT DATE:                May 11, 2002

MORTGAGE INTEREST RATE(1):         7.360% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     April 11, 2032

ANTICIPATED REPAYMENT DATE:        April 11, 2012

MATURITY/ ARD BALANCE:             $42,265,602

BORROWER:                          PR Beaver Valley Mall Limited Partnership

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date
                                   three months prior to the anticipated
                                   repayment date

LOAN PER SF(2):                    $50

UPFRONT RESERVES:                  Engineering Reserve    $1,929,025

ONGOING RESERVES:                  Sears Reserve          (3)
                                   Tax and Insurance      (4)
                                   Replacement Reserve    (5)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Center Township, Pennsylvania

YEAR BUILT/RENOVATED:              1970/1991

SQUARE FOOTAGE:                    965,912

OCCUPANCY AT U/W:                  88%(6)

OWNERSHIP INTEREST:                Fee

                                               % OF
                                               TOTAL  LEASE        RENT(6)
MAJOR TENANTS                      NRSF        NRSF   EXPIRATION   PSF
-------------                      ----        ----   ----------   ---
Boscov's                           194,498     20.1%  09/30/2018   $4.11
Sears                              190,759     19.7%  08/15/2006   $6.00
JCPenney                           126,010     13.0%  09/30/2017   $1.87

PROPERTY MANAGEMENT:               PREIT Services, LLC

U/W NCF:                           $7,218,442

APPRAISED VALUE:                   $80,000,000

APPRAISAL DATE:                    January 7, 2002

CUT-OFF DATE LTV:                  60.0%

MATURITY/ARD LTV:                  52.8%

U/W DSCR:                          1.82x

(1) The initial mortgage interest rate is 7.360%. From and after the related anticipated repayment date, Beaver Valley Mall will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

(2) Based on the May 2002 cut-off date principal balance.

(3) The borrower is required to make monthly deposits of $25,000 into the Sears Reserve until such time as the balance in the Sears Reserve is equal to not less than $1,500,000; provided, however, that upon either Sears renewing its lease or acceptable replacement tenant entering into a lease of the Sears space for a term, in each instance, extending not less than two years beyond the anticipated replacement date, the borrower shall no longer be required to make monthly deposits into the Sears Reserve. In addition to the $25,000 monthly deposits, if Sears either delivers a notice of its intent to vacate or fails to deliver a notice to either vacate or not renew its lease, any excess cash flow shall be deposited into the Sears Reserve until the earlier to occur of the Sears Reserve balance equaling or exceeding $1,500,000 or Sears renewing its lease for a term of not less than five years.

(4) The borrower is required to deposit monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $10,667 monthly for the first two years and $6,500 monthly for the third year of the loan into a replacement reserve.

(6) Occupancy and rent per square foot are based on the 1/25/2002 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                               BEAVER VALLEY MALL

                             ADDITIONAL INFORMATION

     - The Loan is shadow rated BBB+ by S&P and Baa3 by Moody's.

     - Beaver Valley is a regional shopping mall anchored by Kauffman's (S&P:
       A+; Moody's: A1), which is not part of the collateral, Sears (S&P: A;
       Moody's: A3), Boscov's, and JC Penney (S&P: BBB -; Moody's: Ba2) located 35 miles northwest of Pittsburgh CBD.

     - For 2001, Boscov's, Sears and JC Penney had occupancy costs of approximately 4.2%, 2.7% and 5.3%, respectively.

     - In line tenants include national tenants such as The Gap, Disney Store, Limited Express, Victoria Secret, Bath & Body Works, and Foot Locker. Occupancy costs for 2001 averaged approximately 12.5% for in-line stores.

     - The property is located in a mature, "blue collar" suburb of Pittsburgh. Pittsburgh is the central commercial, financial and cultural hub for southwestern Pennsylvania, eastern Ohio, and western Maryland. Major employers include Westinghouse Electric, US Air, University of Pittsburgh, Melon Bank, PNC Financial and USX Corporation. Due to lower tax rates and the easy access provided by Route 60, Center Township is an attractive area for residential development.

     - With its size and good highway access, Beaver Valley Mall is the area's dominant retail center. The property is the focal point of the main retail corridor for this portion of the MSA. One quarter of a mile east of the subject is a community center anchored by Wal-Mart. The site across from the center is developed with a 125,000 square foot Lowe's store.

     - Improvements since the initial development in 1970 include a $7 million renovation in 1991 to modernize the mall with a food court and skylights. Additionally, JC Penney expanded in 1997 and Boscov's space was renovated in 1998.

     - Sears (20% NRA) exercised a 5-year renewal option in 2001 and spent about $7 million upgrading its space. A $1.5 million TILC reserve will be collected prior to the expiration of the Sears lease term, if Sears does not renew.

     - The Sponsor, PREIT, founded in 1960, is a self-administered REIT that owns, develops and operates shopping centers and apartments primarily in the eastern US. The company owns a diversified portfolio of 45 properties with 9.8 million SF of retail space and 7,242 apartment units.

     - PREIT has been the property manager since 1990.

                   LEASE ROLLOVER SCHEDULE BEAVER VALLEY MALL

                                                                                                     CUMULATIVE
                                                                                    % OF TOTAL       % OF TOTAL
                               AVERAGE BASE                         CUMULATIVE      BASE RENTAL        RENTAL
    YEAR        # OF LEASES     RENT PER SF    % OF TOTAL SF          % OF SF        REVENUES         REVENUES
                  ROLLING         ROLLING         ROLLING             ROLLING         ROLLING          ROLLING
---------------------------------------------------------------------------------------------------------------
    2002              8           $30.23            0.9%                 0.9%            3.0%             3.0%
---------------------------------------------------------------------------------------------------------------
    2003              9           $19.36            4.4%                 5.3%            9.3%            12.3%
---------------------------------------------------------------------------------------------------------------
    2004              7           $27.82            1.7%                 7.0%            5.0%            17.3%
---------------------------------------------------------------------------------------------------------------
    2005             14           $24.88            2.4%                 9.4%            6.4%            23.7%
---------------------------------------------------------------------------------------------------------------
    2006             15           $ 5.48           29.9%                39.3%           17.8%            41.5%
---------------------------------------------------------------------------------------------------------------
    2007             10           $10.75            6.3%                45.6%            7.4%            48.8%
---------------------------------------------------------------------------------------------------------------
    2008              4           $22.07            1.1%                46.7%            2.5%            51.4%
---------------------------------------------------------------------------------------------------------------
    2009              4           $22.48            1.7%                48.4%            4.1%            55.5%
---------------------------------------------------------------------------------------------------------------
    2010             12           $15.20            6.4%                54.8%           10.6%            66.1%
---------------------------------------------------------------------------------------------------------------
    2011             11           $25.54            3.7%                58.5%           10.3%            76.4%
---------------------------------------------------------------------------------------------------------------
    2012              3           $19.06            1.3%                59.8%            2.7%            79.1%
---------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                   PNC CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $44,441,758

FIRST PAYMENT DATE:                April 11, 2002

MORTGAGE INTEREST RATE(1):         7.410% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     March 11, 2032

ANTICIPATED RAPAYMENT DATE:        March 11, 2012

MATURITY/ARD BALANCE:              $39,239,975

BORROWER:                          CINC Financial Associates, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date three
                                   months prior to the anticipated repayment
                                   date

LOAN PER SF(2):                    $89

UP-FRONT RESERVES:                 TI/LC Reserve           $1,750,000(3)
                                   Engineering Reserve     $29,350(4)
                                   Replacement Reserve     $470,650(5)

ONGOING RESERVES:                  TI/LC Reserve           (6)
                                   Tax and Insurance
                                   Reserve                 (7)
                                   Replacement Reserve     (8)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 CBD

LOCATION:                          Cincinnati, Ohio

YEAR BUILT/RENOVATED:              1979/2001

SQUARE FOOTAGE:                    497,394

OCCUPANCY AT U/W:                  92%(9)

OWNERSHIP INTEREST:                Fee

                                               % of
                                               Total    Lease     Rent(9)
Major Tenants                        NRSF      NRSF   Expiration    PSF
-------------                        ----      ----   ----------    ---
PNC Bank                           224,001     45.0%  02/28/2014  $ 8.08
Frost Brown Todd                   121,941     24.5%  12/31/2011  $15.78

PROPERTY MANAGEMENT:               Harbor Group Management Co.
                                   and Harbor Group International LLC.

U/W NCF:                           $4,936,853

APPRAISED VALUE:                   $59,900,000

APPRAISAL DATE:                    November 19, 2001

CUT-OFF DATE LTV :                 74.2%

MATURITY/ARD LTV:                  65.5%

U/W DSCR:                          1.33x

(1) The initial mortgage interest rate is 7.410%. From and after the related anticipated repayment date, PNC Center Loan will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

(2) Based on May 2002 cut-off date principal balance.

(3) The amount of $1,750,000 was held back at the time of loan origination to reimburse the borrower for specified tenant improvements and leasing commissions including reimbursements to the tenant under the Frost Brown Todd lease. Approximately $1,463,000 shall be distributed to Frost Brown Todd as tenant improvement costs by 1/1/2004.

(4) The amount of $29,350 was held back at the time of loan origination to reimburse the borrower for the costs and expenses related to ADA compliance.

(5) The amount of $470,650 was held back at the time of loan origination to reimburse the borrower for replacements and repairs to the PNC Center Property subject to the same conditions as provided in the loan documents for the ongoing replacement reserve.

(6) The borrower is required to deposit $25,000 monthly into a TI/LC reserve.

(7) The borrower is required to deposit monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(8) The borrower is required to deposit $8,290 monthly into a replacement reserve.

(9) Occupancy and rent per square foot are based on the 2/12/2002 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                   PNC CENTER

                             ADDITIONAL INFORMATION

     - PNC Center is a 27 Story, 497,394 SF Class A office building located in the Cincinnati CBD that serves as PNC's regional headquarters.

     - The building is currently 92% occupied by 19 tenants.

     - PNC Center has a strong institutional tenant base including PNC Bank Corp (S&P: A-; Moody's: A1), Frost Brown Todd (75th largest law firm in the country), KPMG LLP, New York Life Insurance Company (S&P: AA+), CB Richard Ellis, and Robert Half International (Moody's: Ba3). The largest tenant, The PNC Bank Corp, occupies 45% of NRA with an average base rent of $8.08 PSF and expires 2/28/2014. Frost Brown Todd, the second largest tenant, occupying 25% of NRA, executed a ten year lease in January 2002 at $15.78 PSF which expires 12/31/2001.

     - The property is located in the heart of the Cincinnati CBD at the southeast corner of East Fifth Street and Main Street. The Cincinnati CBD is well positioned for moderate long-term growth due to the diversification and strength of the economic base. The largest employers in the city include Kroger Company, Proctor & Gamble Company, University of Cincinnati, and Health Alliance of Greater Cincinnati.

     - The property has been maintained to the highest institutional standards. The property has had an ongoing repairs and maintenance program that has resulted in a Class A asset. One million dollars were spent in renovations on the buildings in 1999 with major items including roof replacement, facade work and elevator upgrades.

     - The sponsor of the borrower, Harbor Management Company, manages 1.9 million square foot of office space and 5,800 multifamily units across the US and UK.

                       LEASE ROLLOVER SCHEDULE PNC CENTER

                                                                                                    CUMULATIVE
                                                                                    % OF TOTAL      % OF TOTAL
                               AVERAGE BASE                         CUMULATIVE      BASE RENTAL       RENTAL
                # OF LEASES     RENT PER SF    % OF TOTAL SF          % OF SF        REVENUES        REVENUES
    YEAR          ROLLING         ROLLING         ROLLING             ROLLING         ROLLING         ROLLING
---------------------------------------------------------------------------------------------------------------
    2003             3            $13.98            2.8%                 2.8%            3.4%             3.4%
---------------------------------------------------------------------------------------------------------------
    2004             3            $14.16            3.4%                 6.3%            4.2%             7.6%
---------------------------------------------------------------------------------------------------------------
    2005             7            $14.73            9.3%                15.5%           11.7%            19.3%
---------------------------------------------------------------------------------------------------------------
    2006             5            $14.14            8.5%                24.1%           10.3%            29.6%
---------------------------------------------------------------------------------------------------------------
    2011             1            $15.78           26.8%                50.8%           36.3%            65.9%
---------------------------------------------------------------------------------------------------------------
    2014             3            $ 8.08           49.2%               100.0%           34.1%           100.0%
---------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                              330 WEST 34TH STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $39,983,418

FIRST PAYMENT DATE:                May 11, 2002

MORTGAGE INTEREST RATE(1):         6.750% per annum

AMORTIZATION:                      478 months

MATURITY DATE:                     April 11, 2042

ANTICIPATED REPAYMENT DATE:        April 11, 2012

MATURITY/ARD BALANCE:              $37,723,825

BORROWER:                          330 West 34th SPE LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date three
                                   months prior to the anticipated repayment
                                   date

LOAN PER SF(2):                    $63

UP-FRONT RESERVES:                 Debt Service Coverage    $241,582(3)
                                   Reserve

ONGOING RESERVES:                  Tax and Insurance Reserve(4)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office(5)

PROPERTY SUB-TYPE:                 CBD

LOCATION:                          New York, New York

YEAR BUILT/RENOVATED:              1926/2000

SQUARE FOOTAGE:                    632,152

OCCUPANCY AT U/W:                  100%(6)

OWNERSHIP INTEREST:                Fee

                                             % of
                                             Total     Lease     Rent(6)
Major Tenants(7)                    NRSF     NRSF    Expiration    PSF
----------------                    ----     ----    ----------    ---
The City of New York              302,405    47.8%    3/20/2012  $17.75
The Bank of New York              112,395    17.8%    9/30/2011  $41.70
Props for Today Inc.               95,118    15.0%   12/31/2006  $ 9.50

PROPERTY MANAGEMENT:               Vornado Realty
                                   Trust

U/W NCF(8):                        $7,588,246

APPRAISED VALUE(9):                $63,000,000

APPRAISAL DATE:                    February 5, 2002

CUT-OFF DATE LTV:                  63.5%

MATURITY/ARD LTV:                  59.9%

U/W DSCR(8):                       2.62x

(1) The initial mortgage interest rate is 6.750%. From and after the related anticipated repayment date, 330 West 34th Street Loan will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

(2) Based on the May 2002 cut-off date principal balance.

(3) The borrower deposited with the lender $241,582 (constituting the amount of one month's debt service) for (a) the payment of debt service in the event that the rent deposited in the cash management account is insufficient to make the required monthly debt service payment or (b) the payment of insurance premiums if not paid by the ground lessee under the ground lease of the 330 West 34th Street Property and required to be paid by the borrower. The borrower is required to maintain the reserve for the term of the 330 West 34th Street Loan.

(4) The borrower is not required to escrow for taxes if (a) the ground lease is in full force and effect and (b) the ground lessee pays the taxes or the borrower is diligently using good faith efforts to cause the ground lessee to pay the taxes pursuant to the ground lease and if ground lessee fails to pay such taxes pursuant to the ground lease, the borrower is enforcing its rights pursuant to the ground lease to terminate the ground lessee. The borrower is not required to escrow for insurance premiums if (a) the ground lease is in full force and effect and (b) the borrower is diligently using good faith efforts to cause the ground lessee to obtain and maintain the insurance policies.

(5) The collateral for the 330 West 34th Street Loan consists of (a) the borrower's fee interest in the real estate, (b) rent received pursuant to the ground lease of improvements, and (c) the reversionary interest in the office building improvements.

(6) Occupancy and rent per square foot are based on the 1/1/2002 rent roll.

(7) The property is ground leased to Vornado 330 West 34th Street LLC, an affiliate of Vornado Realty Trust (NYSE:VNO). The following tenants represent sub-tenant leases at the property, made by Vornado.

(8) U/W Net Cash Flow and U/W DSCR are based off of payments by subtenants. Actual DSCR from ground lease payment is 1.01x.

(9) Appraised Value is based on the unimproved land value.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                              330 WEST 34TH STREET

                             ADDITIONAL INFORMATION

     - The loan is shadow rated A- by S&P and Baa2 by Moody's.

     - The loan is secured by the fee interest in the underlying land beneath 330 West 34th Street, an 18-story Class B office building built in 1926 and containing 632,152 rentable SF.

     - The property is located in the Penn Station submarket of Midtown Manhattan and is located one block West of Penn Station and Madison Square Garden.

     - The leasehold interest in the property is owned and the property is managed by Vornado Realty Trust (S&P: BBB+; Moody's:Baa2) subject to a ground lease signed December 1, 1986 and expiring December 31, 2020.

     - The current lease payment is $2,923,988 per year and is extendable for 130 years beyond 2020 with four successive renewal options.

     - The property is 100% occupied with the largest tenant being the City of New York (S&P: General Obligation A) leasing 48% of NRA and the Bank of New York leasing 18% of NRA. The City of New York occupies 302,405 SF with a base rent of $17.75 PSF, which is substantially below market rent estimated at $37.50 PSF. The City of New York lease expires on 3/20/2012. The Bank of New York (S&P: AA-) occupies 112,395 SF with a base rent of $41.70 SF and expiring 9/30/2011.

     - The property is centrally located and is in close proximity to public transportation including many subway lines, the PATH to New Jersey and the Long Island Rail Road.

     - Vornado Realty Trust is a REIT that owns directly or indirectly office properties, retail properties, and warehouses. The company owns or controls 22 commercial buildings in New York City containing approximately 14.4 million SF of space.

     - The borrowing entity is controlled by Morris Karp, Walter Goldstein, and Steven Haymes who purchased the land in 1986. Each has several decades of experience in developing, owning and investing in institutional real estate.

                 LEASE ROLLOVER SCHEDULE AT 330 WEST 34TH STREET

                                                                                                    CUMULATIVE
                                                                                    % OF TOTAL      % OF TOTAL
                               AVERAGE BASE                         CUMULATIVE      BASE RENTAL       RENTAL
                # OF LEASES     RENT PER SF    % OF TOTAL SF          % OF SF        REVENUES        REVENUES
    YEAR          ROLLING         ROLLING         ROLLING             ROLLING         ROLLING         ROLLING
---------------------------------------------------------------------------------------------------------------
    2002             1            $ 9.00            3.9%                 3.9%            1.7%             1.7%
---------------------------------------------------------------------------------------------------------------
    2004             1            $ 8.10            5.1%                 8.9%            2.0%             3.8%
---------------------------------------------------------------------------------------------------------------
    2006             3            $ 9.79           16.2%                25.1%            7.9%            11.7%
---------------------------------------------------------------------------------------------------------------
    2007             3            $ 8.98            2.6%                27.7%            1.2%            12.9%
---------------------------------------------------------------------------------------------------------------
    2011             2            $41.70           21.3%                49.0%           44.5%            57.3%
---------------------------------------------------------------------------------------------------------------
    2012             1            $17.75           46.3%                95.3%           41.1%            98.4%
---------------------------------------------------------------------------------------------------------------
    2013             2            $ 6.67            4.7%               100.0%            1.6%           100.0%
---------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                             SAN BRUNO TOWNE CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $30,911,804

FIRST PAYMENT DATE:                February 11, 2002

MORTGAGE INTEREST RATE:            7.760% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     January 11, 2012

MATURITY BALANCE:                  $27,553,943

BORROWER:                          San Bruno Seventeen, LP, and San Bruno
                                   Town Center, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date
                                   six months prior to maturity

LOAN PER SF(1):                    $197

UP-FRONT RESERVES:                 Liquidity Reserve    $100,000(2)
                                   Environmental Reserve$ 5,625(3)

ONGOING RESERVES:                  Tax and Insurance    (4)
                                   Replacement Reserve  (5)
                                   TI/LC Reserve        (6)
                                   Liquidity Reserve    (2)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          San Bruno, California

YEAR BUILT/RENOVATED:              1989/N/A

SQUARE FOOTAGE:                    156,617

OCCUPANCY AT U/W:                  99%(7)

OWNERSHIP INTEREST:                Fee

                                              % of
                                              Total     Lease       Rent(7)
Major Tenants                        NRSF     NRSF    Expiration      PSF
-------------                        ----     ----    ----------      ---
Marshall's                         27,000     17.2%   1/31/2007     $ 8.50
Comp USA                           24,555     15.7%   2/28/2006     $20.68

PROPERTY MANAGEMENT:               Koll Management Services, Inc.

U/W NCF:                           $3,347,615

APPRAISED VALUE:                   $39,500,000

APPRAISAL DATE:                    November 5, 2001

CUT-OFF DATE LTV:                  78.3%

MATURITY LTV:                      69.8%

U/W DSCR:                          1.25x

(1) Based on the May 2002 cut-off date principal balance.

(2) Liquidity Reserve will trap all excess cash until a balance of $1,000,000 is achieved and can be used for TI/LC if balance does not drop below $400,000 and be used to support debt service payments regardless of balance in first 30 months and thereafter only if balance doesn't drop below $400,000. The reserve is currently approximately $409,000.

(3) The borrower deposited $ 5,625 into an environmental escrow reserve account.

(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $2,000 per month into a replacement reserve account.

(6) The borrower is required to make monthly payments of $5,000 each month into a TI/LC reserve account.

(7) Occupancy and rent per square foot are based on the 12/12/2001 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                             SAN BRUNO TOWNE CENTER

                             ADDITIONAL INFORMATION

     - San Bruno Towne Center is a 156,617 SF retail anchored shopping center, built in 1989 with a BART station adjacent to the property. The property is located in an affluent and built out area of the City of San Bruno, CA, approximately 3 miles north of the San Francisco Airport.

     - The property benefits from easy access to a number of major roadways providing regional and interstate access. I-280, I-380 and US Highway 101 are located within 5 miles of the subject property. The subject is located on El Camino Real, the primary North/South arterial with a traffic count of 50,000 cars per day.

     - The property is located 1/2 mile from a 1 million SF Class A office space whose tenants frequent the San Bruno Towne Center.

     - The three main anchors include: Marshall's (Moody's: A3; S&P: A-) occupying 17% NRA with a base rent of $8.50 PSF expiring 1/31/2007; Comp USA occupying 16% NRA with a base rent of $20.68 PSF expiring 2/28/2006; and Lowe's (Moody's: A3) occupying 7% NRA with a base rent of $26.18 PSF expiring 12/31/2025. Seven pad buildings include Blockbuster, Red Lobster, Red Robin, Chuck E Cheese, Burger King, Fresh Choice and Petco. The property has exhibited strong sales: CompUSA reports $2,000 PSF (1% occupancy cost); Marshall's reports $274 PSF (4.4% occupancy cost). Average occupancy cost of the in-line stores was approximately 12% for 2001. The center is shadow anchored by Lowe's and Albertson's.

     - Koll Management Services, Inc. is a subsidiary of CB Richard Ellis, Inc. CB Richard Ellis is the largest vertically integrated commercial real estate company in the world. It employs over 10,000 people in 44 countries. CB Richard Ellis' asset management portfolio encompasses 519 million SF and its investment portfolio totals $10 billion.

                  LEASE ROLLOVER SCHEDULE SAN BRUNO TOWN CENTER

                                                                                             % OF TOTAL BASE       CUMULATIVE %
                                                                                                 RENTAL          OF TOTAL RENTAL
                # OF LEASES        YEARLY RENT PER                          CUMULATE %          REVENUES             REVENUE
YEAR              ROLLING            SQUARE FOOT       % OF TOTAL SF      OF SF ROLLING          ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------------------------
2002                 2                 $27.57               2.6%               2.6%                3.1%                3.1%
--------------------------------------------------------------------------------------------------------------------------------
2003                 7                 $37.10               6.2%               8.8%               10.0%               13.1%
--------------------------------------------------------------------------------------------------------------------------------
2004                 5                 $26.31              10.4%              19.2%               11.8%               24.9%
--------------------------------------------------------------------------------------------------------------------------------
2005                 6                 $25.07               9.0%              28.2%                9.8%               34.7%
--------------------------------------------------------------------------------------------------------------------------------
2006                 8                 $24.24              24.4%              52.6%               25.6%               60.2%
--------------------------------------------------------------------------------------------------------------------------------
2007                 4                 $11.43              21.2%              73.8%               10.5%               70.7%
--------------------------------------------------------------------------------------------------------------------------------
2008                 1                 $41.60               1.7%              75.5%                3.1%               73.8%
--------------------------------------------------------------------------------------------------------------------------------
2010                 1                 $35.42               0.8%              76.3%                1.3%               75.1%
--------------------------------------------------------------------------------------------------------------------------------
2011                 1                 $33.00               1.0%              77.3%                1.4%               76.5%
--------------------------------------------------------------------------------------------------------------------------------
2012                 1                 $12.45               5.7%              83.0%                3.1%               79.5%
--------------------------------------------------------------------------------------------------------------------------------
2013                 1                 $27.89               5.3%              88.4%                6.4%               85.9%
--------------------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                    VERANDAH

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $24,935,677

FIRST PAYMENT DATE:                March 11, 2002

MORTGAGE INTEREST RATE:            7.220% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     February 11, 2012

MATURITY/ARD BALANCE:              $21,918,450

BORROWER:                          Verandah Apartment, L.P.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until on or after the
                                   date six months prior to the maturity date

LOAN PER UNIT(1):                  $56,672

UP-FRONT RESERVES:                 Engineering Reserve        $23,625

ONGOING RESERVES:                  Tax and Insurance Reserve  (2)
                                   Replacement Reserve        (3)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Multifamily

PROPERTY SUB-TYPE:                 Rental

LOCATION:                          Miami, Florida

YEAR BUILT/RENOVATED:              1990/2001

UNITS:                             440

OCCUPANCY AT U/W:                  95%(4)

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               BH Management Services, Inc.

U/W NCF:                           $2,867,316

APPRAISED VALUE:                   $32,250,000

APPRAISAL DATE:                    January 1, 2002

CUT-OFF DATE LTV:                  77.3%

MATURITY DATE LTV:                 68.0%

U/W DSCR:                          1.41x

(1) Based on the May 2002 cut-off date principal balance.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(3) The borrower is required to deposit $9,167 per month into replacement reserve account.

(4) Occupancy is based on the 11/25/2001 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                    VERANDAH

                             ADDITIONAL INFORMATION

     - Verandah is a 440 unit Class A- apartment complex that is comprised of 18 three story buildings located in Miami, FL.

     - Constructed in phases from 1990-1994 and renovated in 2001, the subject consists of 96 one bedroom units and 344 two bedroom units with a patio in each unit.

     - Project amenities include volleyball courts, playground, clubroom, two laundry facilities, access gates, two swimming pools, a spa and fitness center. Monthly rents average approximately $900 per unit.

     - The subject is located in an affluent North Miami suburb. The subject has easy access to major roadways such as SR-821, SR 826, and IH-75. The location represents a good mixture of residential developments of single-family and multifamily housing along with commercial properties. Mass transit is available in the subject neighborhood with the nearest bus stop located at the entrance to the subject.

     - Verandah is located in the Miami-Dade County apartment market, which is considered to be very strong. The vacancy rate was 2% as of May 2001, and 2.2% in February 2001. The subject is located in the Miami Lakes, the second largest submarket in the county with 6,860 units. Based upon historic absorption data, there are currently less than a one-month supply of completed vacant units for the Miami-Dade county market and no units in the submarket.

     - The subject underwent approximately $250,000 of renovations in 2001 for unit upgrading with major items including interior paintings, carpet replacement and plumbing upgrade.

     - The sponsor of the borrower, BH Equities, is a real estate investment firm specializing in multifamily acquisitions. With holdings in 11 states, BH Equities, through its affiliates, now manages over 23,000 units in the Midwest, South and Southeastern regions in the US.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                               MAIN STREET COMMONS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                           $20,946,153

FIRST PAYMENT DATE:                March 1, 2002

MORTGAGE INTEREST RATE:            7.240% per annum

AMORTIZATION:                      360 months

MATURITY/ARD DATE:                 February 1, 2012

MATURITY BALANCE:                  $18,420,982

BORROWER:                          Dalan/St.Charles, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date 90 days
                                   prior to maturity

LOAN PER SF(1):                    $127

UP-FRONT RESERVES:                 TI/LC Reserve               $81,315(2)

ONGOING RESERVES:                  Replacement Reserve         (3)
                                   TI/LC Reserve               (4)
                                   Tax Escrow                  (5)
                                   Major Tenant TI/LC Reserve  (6)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          St. Charles, Illinois

YEAR BUILT/RENOVATED:              2000/N/A

SQUARE FOOTAGE:                    164,974

OCCUPANCY:                         94%(7)

OWNERSHIP INTEREST:                Fee

                                        % of
                                        Total        Lease           Rent(7)
Major Tenants                  NRSF     NRSF       Expiration          PSF
-------------                  ----     ----       ----------          ---
Stein Mart                   34,000     20.6%      11/30/2015        $  6.91
Borders                      24,893     15.1%       1/31/2021        $ 16.00
Office Depot                 24,716     15.0%      12/31/2015        $ 11.45

PROPERTY MANAGEMENT:         Hamilton Partners Retail Management, Inc.

U/W NCF:                     $2,143,624

APPRAISED VALUE:             $26,400,000

APPRAISAL DATE:              October 1, 2001

CUT-OFF DATE LTV:            79.3%

MATURITY/ARD DATE LTV:       69.8%

U/W DSCR:                    1.25x

(1) Based on the May 2002 cut-off date principal balance.

(2) The borrower deposited $81,315 into a reserve account to be used for tenant improvements of specified vacant space.

(3) The borrower is required to deposit $2,064 per month for the term of the loan into a replacement reserve account.

(4) The borrower is required to deposit $1,695 per month for the term of the loan into a tenant improvement/leasing commission reserve account.

(5) The borrower is required to deposit monthly payments into a tax escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(6) If any of SteinMart, Office Depot or Borders ("Major Tenants") commences bankruptcy proceedings or vacates its premises, all rents from the Main Street Commons Property are required to be paid into a lockbox, for application by the lender to debt service, operating expenses and ongoing reserves, with the balance to be deposited into a reserve account for disbursement for tenant improvements and leasing commissions relating to the applicable Major Tenant's premises. Such lockbox arrangement will be suspended upon the earlier of (i) achieving a balance of $1,000,000 in such reserve account, (ii) if the lockbox was triggered by a Major Tenant vacating its demised premises, a new tenant(s) occupying such premises under lease terms acceptable to the lender, or (iii) if the lockbox was triggered by the bankruptcy of a Major Tenant, each Major Tenant is paying rent in accordance with the terms of its lease and either the bankruptcy proceeding has been dismissed or the applicable Major Tenant has affirmed and assumed its obligations under its lease.

(7) Occupancy and rent per square foot are based on the 1/8/2002 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                               MAIN STREET COMMONS

                             ADDITIONAL INFORMATION

     - Constructed in 2000, Main Street Commons is a 164,974 SF community shopping center located in St. Charles, Illinois. The property contains four buildings, with major anchors including Office Depot, Stein Mart, and Borders.

     - The property has 18 tenants in total and the collateral for the mortgage includes a ground lease with Bennigan's.

     - Retail in this submarket is dominated by the Charlestown Mall, which is located diagonally across Route 64 from the property.

     - The submarket reported overall vacancy rate for community shopping centers within the submarket was 4.5% as of 6/30/2001.

     - The property is located in St. Charles, IL, about 40 miles west of the Chicago CBD.

     - The property is located in an affluent and fast growing submarket evidenced by median household income of $179,000 within one mile of the property and a population growth of 64% within 1 mile of the property since 1990.

     - Dalan/St. Charles, LLC, possesses vast experience in the acquisition, development, leasing and managing of retail shopping centers throughout the Midwest, primarily in the Chicago metropolitan area.

     - Hamilton Partners Retail Management, Inc., the property management company, is a regional manager/developer of commercial real estate whose founding members have been developing, managing and leasing commercial space in the Chicago area for over 25 years. Hamilton Partners has also been involved in the development, management and construction of over 1,500,000 square feet of commercial real estate in the suburban Chicago market.

                                                                                             % OF TOTAL BASE       CUMULATIVE %
                                                                                                 RENTAL          OF TOTAL RENTAL
                # OF LEASES        YEARLY RENT PER                          CUMULATE %          REVENUES             REVENUE
YEAR              ROLLING            SQUARE FOOT       % OF TOTAL SF      OF SF ROLLING          ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------------------------
2006                 6                 $21.82               10.2%              10.2%              16.4%               16.4%
--------------------------------------------------------------------------------------------------------------------------------
2011                 9                 $16.15               33.2%              43.4%              42.7%               59.1%
--------------------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

           WESTCOAST GRAND HOTEL AT THE PARK & WESTCOAST OLYMPIA HOTEL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL             $20,632,802
BALANCE:                           WestCoast Grand Hotel at the     $13,887,463
                                   Park Loan
                                   WestCoast Olympia Hotel Loan     $6,745,339

FIRST PAYMENT DATE:                October 11, 2001

MORTGAGE INTEREST RATE             8.080% per annum

AMORTIZATION:                      300 months

MATURITY DATE:                     September 11, 2011

MATURITY/ ARD BALANCE:             $17,178,474

BORROWER:                          WestCoast Grand Hotel at the     WHC804, LLC
                                   Park Loan
                                   WestCoast Olympia Hotel Loan     WHC821, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date three
                                   months prior to maturity

LOAN PER ROOM(1):                  WestCoast Grand Hotel at the     $34,546
                                   Park Loan
                                   WestCoast Olympia Hotel          $35,502

ONGOING RESERVES:                  FF&E Reserve                     (2)
                                   Tax and Insurance Reserve        (3)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Portfolio of Two Assets (cross-collateralized
                                   and cross-defaulted loans)

PROPERTY TYPE:                     Hotel

PROPERTY SUB-TYPE:                 Full Service

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               WestCoast Hospitality, Limited Partnership

U/W NCF:                           $3,058,300

APPRAISED VALUE:                   $30,800,000

APPRAISAL DATE:                    5/1/2001

CUT-OFF DATE LTV:                  67.0%

MATURITY/ARD DATE LTV:             55.8%

U/W DSCR:                          1.58x

     (1) Based on the May 2002 cut-off date principal balance.

     (2) The borrower is required under each of the WestCoast Olympia Hotel Loan and the Westcoast Grand Hotel at the Park Loan to deposit 4.0% of the "gross revenues" from the respective property per month into an FF&E reserve.

     (3) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

                                                             CUT-OFF DATE         YEAR BUILT
                                                              ALLOCATED              /YEAR
      PROPERTY                        LOCATION               LOAN AMOUNT           RENOVATED         UNITS
----------------------------------------------------------------------------------------------------------
WestCoast Grand Hotel           Spokane, Washington         $ 13,887,463           1983/1993          402
at the Park
WestCoast Olympia Hotel         Olympia, Washington         $  6,745,339           1970/1998          190
----------------------------------------------------------------------------------------------------------
TOTAL                                                       $ 20,632,802                              592
----------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

           WESTCOAST GRAND HOTEL AT THE PARK & WESTCOAST OLYMPIA HOTEL

                             ADDITIONAL INFORMATION

     WestCoast Grand Hotel at the Park

     - WestCoast Grand Hotel at the Park is a 402-room full service hotel with 29,765 SF of convention & meeting space located in Spokane, WA. The subject was built in 1983 with major expansions in 1985 & 1993. The hotel has undergone $1.8 million in capital upgrades including lobby, swimming pool, corridor, and Riverfront Ballroom renovations since 1998.

     - The unit mix includes 25 Suites, 15 Double, 186 Queen, 104 Double Queen & 72 King rooms. Amenities include 29,765 SF of meeting & convention space, three Food & Beverage facilities, an outdoor & indoor pool, whirlpool, fitness center, gift shop and 321 parking spaces.

     - The subject is located in Spokane, which is a regional convention city destination. It is the economic, financial and service capital of the Inland Northwest and primary inland distribution center and transportation hub since 1881.

     WestCoast Olympia Hotel

     - WestCoast Olympia Hotel is a 190-room full service hotel with 15,887 SF of meeting space located in Olympia, WA. The subject was built in 1970 and has undergone $600,000 in capital upgrades since 1998.

     - The unit mix includes three Jacuzzi Suites, two King Suites, 45 King, 134 Double Queen & six Jacuzzi rooms. Amenities include 15,887 SF of meeting and ballroom space, a 35-seat lounge, a 90-seat restaurant, an outdoor pool, a Jacuzzi, fitness facilities and 303 parking spaces.

     - The subject is located in the City of Olympia, Washington State's capital and center of government affairs. Other major employers include the health services industry and Safeway stores.

     Borrower/Sponsor

     - WestCoast Hospitality, LP, the sponsor, is an owner, operator and franchiser of full-service hotels. WestCoast dominates the Pacific Northwest and operates 44 properties with over 8,450 rooms and over $261 million in assets.

     - The subject is owner-managed by WestCoast Hospitality, LP (NYSE:WEH) which is headquartered in Spokane. WestCoast has more than 60 years of hotel management experience, and currently has 8,700 units under management. Other properties in the area include WestCoast River Inn, WestCoast Ridpath Hotel, and WestCoast Tri-Cities Hotel.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                1101 KING STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $18,475,109

FIRST PAYMENT DATE:                April 11, 2002

MORTGAGE INTEREST RATE:            7.300% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     March 11, 2012

MATURITY/ARD BALANCE:              $16,267,342

BORROWER:                          1101 King Street, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date
                                   six months prior to the loan maturity

LOAN PER UNIT(1):                  $135

UPFRONT RESERVES:                  Environmental Reserve(2) $1,250
                                   Engineering Reserve(3)   $13,250

                                   TI/LC Reserve(4)         $12,409

ONGOING RESERVES:                  Tax and Insurance Reserve (5)
                                   Replacement Reserve       (6)
                                   TI/LC Reserve             (7)
LOCKBOX:                           Modified

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Suburban

LOCATION:                          Alexandria,
                                   Virginia

YEAR BUILT/RENOVATED:              1984/N/A

SQUARE FOOTAGE:                    136,481

OCCUPANCY AT U/W:                  95%(8)

OWNERSHIP INTEREST:                Fee

                                              % of
                                              Total      Lease     Rent(8)
Major Tenants                        NRSF     NRSF    Expiration     PSF
-------------                        ----     ----    ----------     ---
The Gallows (9)
Corporation                        36,461     26.7%   2/28/2017    $26.00
HDR, Inc                           32,870     24.1%   9/30/2007    $21.98
Assn. Fund Raising                 19,045     14.0%   1/31/2007    $24.23

PROPERTY MANAGEMENT:               Southern Management Corporation

U/W NCF:                           $1,940,032

APPRAISED VALUE:                   $24,600,000

APPRAISAL DATE:                    March 1, 2002

CUT-OFF DATE LTV:                  75.1%

MATURITY/ARD LTV:                  66.1%

U/W DSCR:                          1.27x

     (1) Based on the May 2002 cut-off date principal balance.

     (2) The borrower deposited $1,250 into a reserve account to be used for testing of the emergency generator and water on the 1101 King Street Property.

     (3) The borrower deposited $13,250 into an Engineering reserve account for immediate repairs.

     (4) The borrower deposited $12,409 into a TI/LC reserve account at closing.

     (5) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

     (6) The borrower is required to deposit $2,750 per month into a Replacement Reserve.

     (7) The borrower is required to deposit $12,409 per month into a TI/LC reserve account.

     (8) Occupancy and rent per square foot are based on the 3/1/2002 rent roll.

     (9) The borrower was required to enter into a master lease. Pursuant to the master lease, The Gallow Corporation must lease from borrower the vacant rentable space, together with certain presently leased space which is to become vacant during the one year period from the date of closing, until the borrower enters into lease agreements that meet certain criteria with a third-party tenant or tenants for such portions of the building. The Master Lease is at $26 PSF full service with a base year expense stop. David H. Hillman is the guarantor of the master lease. Of this space, Virginia Tech has subleased 8,457 SF for 5 years at $25 PSF effective 4/1/02. In addition, as of April 2002, there are two letters of intent signed by Star Mountain and Research America for subleases totaling another 21,002 SF at $25PSF. Another letter of intent for sublease is out for signature on 7,900 SF at $25 PSF.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                                1101 KING STREET

                             ADDITIONAL INFORMATION

     - 1101 King Street is a 7-story, multi-tenant office building constructed in 1984. The collateral contains 136,481 NRA and a 3 level, 500 space parking garage and is located in Alexandria, VA.

     - The collateral represents the leased fee estate of a 74.55% condominium interest in the property and the entire garage.

     - The subject is located in Alexandria CBD and is approximately 10 miles from Washington DC and 3 miles south of Reagan International Airport. Demand for new space continues to outpace supply as existing and new building are re-leasing and pre-leasing rapidly. Recently, 574,988 SF completed in Alexandria were 40% pre-leased and are currently 100% leased as of February 2002.

     - The subject is located along the west line of Henry Street, between King Street and Cameron Street with a good access due to the proximity of major thoroughfares, bus and metro service.

     - The largest tenant, The Gallow Corporation, an affiliate of Southern Management Company, master leases 27% of NRA with a base rent of $26.00 PSF expiring 2/28/2017. The second largest tenant, HDR, Inc., a leading architecture and engineering consulting firm, leases 24% of NRA with a base rent of $21.98 PSF expiring 9/30/2007.

     - The sponsor, David Hillman started his company in late 1960s focusing on buying and upgrading older apartment complexes.

     - Southern Management Company, owned and controlled by David Hillman, owns and operates approximately 22,500 multifamily units, most of which are located in the Baltimore MSA. Southern Management Company also operates and manages both residential and office projects in Washington DC, Maryland and Virginia area.

                                                                                             % OF TOTAL BASE       CUMULATIVE %
                                                                                                 RENTAL          OF TOTAL RENTAL
                # OF LEASES        YEARLY RENT PER                          CUMULATE %          REVENUES             REVENUE
YEAR              ROLLING            SQUARE FOOT       % OF TOTAL SF      OF SF ROLLING          ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------------------------
2002                 4                 $20.86                7.8%                7.8%              6.6%                 6.6%
--------------------------------------------------------------------------------------------------------------------------------
2003                 3                 $22.31                6.7%               14.5%              6.1%                12.7%
--------------------------------------------------------------------------------------------------------------------------------
2004                 5                 $26.89                4.7%               19.2%              5.1%                17.8%
--------------------------------------------------------------------------------------------------------------------------------
2005                 3                 $26.18                3.3%               22.5%              3.5%                21.3%
--------------------------------------------------------------------------------------------------------------------------------
2006                 5                 $39.47                3.0%               25.5%              4.8%                26.1%
--------------------------------------------------------------------------------------------------------------------------------
2007                 11                $23.55               52.4%               77.8%             50.0%                76.1%
--------------------------------------------------------------------------------------------------------------------------------
2009                 2                 $39.09                1.0%               78.8%              1.5%                77.6%
--------------------------------------------------------------------------------------------------------------------------------
2017                 1                 $26.00               21.2%              100.0%             22.4%               100.0%
--------------------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET       APRIL 22, 2002

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                            PHONE                        FAX                             E-MAIL
Ken Rivkin                         212.325.3295                 212.325.8104                    ken.rivkin@csfb.com
MANAGING DIRECTOR

Barry Polen                        212.325.3295                 212.325.8104                    barry.polen@csfb.com
DIRECTOR

Chris Anderson                     212.538.3941                 212.325.9807                    chris.anderson@csfb.com
DIRECTOR

Jason Fruchtman                    212.325.3492                 212.325.8105                    jason.fruchtman@csfb.com
ANALYST

Martin Gilligan                    212.325.3295                 212.325.8104                    martin.gilligan@csfb.com
ANALYST

                               STRUCTURED FINANCE

CONTACT                            PHONE                        FAX                             E-MAIL
Anand Gajjar                       212.538.6415                 212.325.6815                    anand.gajjar@csfb.com
MANAGING DIRECTOR

Jeffrey Altabef                    212.325.5584                 212.743.5227                    jeffrey.altabef@csfb.com
DIRECTOR

Reese Mason                        212.325.8661                 212.743.5227                    reese.mason@csfb.com
VICE PRESIDENT

Dan Wolins                         212.538.6282                 212.743.5556                    daniel.wolins@csfb.com
VICE PRESIDENT

Prashant Raj                       212.538.5773                 212.743.5171                    prashant.raj@csfb.com
ANALYST

Boris Zhuravel                     212.538.4459                 212.743.4578                    boris.zhuravel@csfb.com
ANALYST

Goy Noonpakdee                     212.325.4139                 212.743.4577                    goy.noonpakdee@csfb.com
ANALYST

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

TOP 5 OFFICE TENANTS BASED ON SQUARE FOOTAGE

------------------------------------------------------------------------------------------------------------------------
LOAN #       PROPERTY                           TENANT NAME                       SQUARE FOOTAGE         % OF NRA
------------------------------------------------------------------------------------------------------------------------
           4 330 West 34th Street               The City of New York                      302,405              47.8%
           4 330 West 34th Street               Props for Today Inc.                       95,118              15.0%
           3 PNC Center                         PNC Bank                                  224,011              45.0%
           4 330 West 34th Street               Bank of New York                          112,395              17.8%
           3 PNC Center                         Frost Brown Todd                          121,941              24.5%

TOP 5 RETAIL TENANTS BASED ON SQUARE FOOTAGE

------------------------------------------------------------------------------------------------------------------------
LOAN #       PROPERTY                           TENANT NAME                       SQUARE FOOTAGE         % OF NRA
------------------------------------------------------------------------------------------------------------------------
           2 Beaver Valley Mall                 Boscov's                                  194,498              20.1%
           2 Beaver Valley Mall                 Sears                                     190,759              19.7%
           2 Beaver Valley Mall                 JCPenny                                   126,010              13.0%
          13 Crystal River Mall                 K Mart                                    101,629              23.5%
          13 Crystal River Mall                 Sears                                      95,008              21.9%

TOP 5 INDUSTRIAL TENANTS BASED ON SQUARE FOOTAGE

------------------------------------------------------------------------------------------------------------------------
LOAN #       PROPERTY                           TENANT NAME                       SQUARE FOOTAGE         % OF NRA
------------------------------------------------------------------------------------------------------------------------
          51 WISCO (WI) Limited Partnership     Electronic Assembly Corporation
                                                (Plexus Corporation)                      179,250             100.0%
         108 InSite Ottawa (McKinley)           CXM, Inc.                                  93,801              59.4%
         108 InSite Ottawa (McKinley)           Galaxy Communications, Inc.                64,104              40.6%
          77 200 William Street                 S&H Uniform Corp.                          44,000              32.1%
          77 200 William Street                 G. K. Building                             43,710              31.8%

TOP 5 OFFICE TENANTS BASED ON SQUARE FOOTAGE

--------------------------------------------------------------------------------------------------------------------
LOAN #       PROPERTY                                 CREDIT RATING (1)        COMPANY DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
           4 330 West 34th Street                    Moody's: A2, S&P: A       Government Institution
           4 330 West 34th Street                            N/A               Furniture and Office Supplies
           3 PNC Center                              Moody's: A1, S&P: A       Financial Institution
           4 330 West 34th Street                            N/A               Financial Institution
           3 PNC Center                                      N/A               Law Firm

TOP 5 RETAIL TENANTS BASED ON SQUARE FOOTAGE

--------------------------------------------------------------------------------------------------------------------
LOAN #       PROPERTY                                   CREDIT RATING          COMPANY DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
           2 Beaver Valley Mall                              N/A               National Retailor
           2 Beaver Valley Mall                       Moody's: A3, S&P: A-     National Retailor
           2 Beaver Valley Mall                     Moody's: Ba2, S&P: BBB-    National Retailor
          13 Crystal River Mall                              N/A               National Retailor
          13 Crystal River Mall                      Moody's: A3, S&P: A-      National Retailor

TOP 5 INDUSTRIAL TENANTS BASED ON SQUARE FOOTAGE

--------------------------------------------------------------------------------------------------------------------
LOAN #       PROPERTY                                   CREDIT RATING        COMPANY DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
          51 WISCO (WI) Limited Partnership                  N/A               Engineering and Manufacturing Firm
         108 InSite Ottawa (McKinley)                        N/A               Manufacturing Firm
         108 InSite Ottawa (McKinley)                        N/A               Telecom equipment installation and servicing.
          77 200 William Street                              N/A               Uniform Manufacturing Firm
          77 200 William Street                              N/A               Construction Materials Sales

         (1) PLEASE NOTE THAT RATINGS PROVIDED FOR THE CITY OF NEW YORK ARE GENERAL OBLIGATION RATINGS.

TENANTS OCCUPY MORE THAN 50% NRA

                                                                                                           GENERAL
                                                                  % POOL         CURRENT         LOAN      PROPERTY
  LOAN NUMBER                   PROPERTY NAME                     BALANCE      LOAN BALANCE     SELLER       TYPE
--------------------------------------------------------------------------------------------------------------------
      17        700 KMS Building                                   1.25%         $11,484,372   Column     Office
      21        North Palm Marketplace                             1.12%         $10,298,259   KeyBank    Retail
      47A       Lincoln Technical - Union, NJ Campus               0.31%          $2,875,972   NCB        Office
      47B       Lincoln Technical - Allentown, PA Campus           0.17%          $1,596,165   NCB        Office
      47C       Lincoln Technical - Grand Prairie, TX Campus       0.13%          $1,179,149   NCB        Office
      47D       Lincoln Technical - Philadelphia, PA Campus        0.07%            $618,334   NCB        Office
      48        32 and 39 Knight Street                            0.65%          $5,982,000   KeyBank    Mixed Use
      51        WISCO (WI) Limited Partnership                     0.60%          $5,478,345   NCB        Industrial
      64        Montpelier E-6, L.L.C.                             0.48%          $4,363,488   NCB        Office
      81        Avis Farms Commerce Park                           0.32%          $2,981,081   Column     Mixed Use
      87        QFC - Sellwood                                     0.29%          $2,643,274   Column     Retail
      94        300 Jackson Plaza                                  0.24%          $2,194,819   Column     Industrial
      108       InSite Ottawa (McKinley)                           0.20%          $1,861,836   Column     Industrial
      116       3333 Eastside Office Building                      0.18%          $1,697,858   Column     Office
      134       InSite White Lake                                  0.14%          $1,306,346   Column     Retail
      161       Wallingford Partners, L.P.                         0.09%            $820,802   NCB        Office
      176       Times Square Shopping Center                       0.07%            $612,474   Column     Retail

      DETAILED                       NET          UNIT
      PROPERTY                     RENTABLE        OF
        TYPE           DSCR     AREA SF/UNITS    MEASURE              LARGEST TENANT                  SF      % OF SF
-----------------------------------------------------------------------------------------------------------------------
Suburban               1.46           125,870  Square Feet   University of Michigan                  73,933    58.74%
Anchored               1.20           100,621  Square Feet   Winn Dixie                              50,839    50.53%
Suburban               1.44            51,182  Square Feet   Lincoln Technical Institute, Inc.       51,182   100.00%
Suburban               1.44            26,000  Square Feet   Lincoln Technical Institute, Inc.       26,000   100.00%
Suburban               1.44            50,000  Square Feet   Lincoln Technical Institute, Inc.       50,000   100.00%
Suburban               1.44            31,020  Square Feet   Lincoln Technical Institute, Inc.       31,020   100.00%
Warehouse/Office       1.39           113,215  Square Feet   Lillian August                          72,000    63.60%
N/A                    2.20           179,250  Square Feet   Electronic Assembly Corporation        179,250   100.00%
Suburban               1.28            43,785  Square Feet   John Hopkins                            43,785   100.00%
Office/Industrial      1.42            40,785  Square Feet   Raycon                                  25,000    61.30%
Anchored               1.38            21,400  Square Feet   Kroger                                  21,400   100.00%
N/A                    1.37            58,000  Square Feet   FedEx                                   30,000    51.72%
N/A                    1.31           157,905  Square Feet   CXM, Inc.                               93,801    59.40%
Suburban               1.32            40,369  Square Feet   Medical Research Consultant             23,167    57.39%
Anchored               1.37             6,900  Square Feet   Blockbuster, Inc.                        4,500    65.22%
Suburban               1.90             6,965  Square Feet   Minsec Corrections Corp.                 6,545    93.97%
Anchored               1.30             3,750  Square Feet   Einstein Bagels                          2,250    60.00%

      DETAILED
      PROPERTY           LEASE
        TYPE          EXPIRATION
-----------------------------------
Suburban                   3/31/06
Anchored                   1/12/20
Suburban                   12/1/16
Suburban                   12/1/16
Suburban                   12/1/16
Suburban                   12/1/16
Warehouse/Office           5/10/11
N/A                        8/31/14
Suburban                   4/30/06
Office/Industrial          9/30/09
Anchored                    9/7/19
N/A                        8/31/03
N/A                       11/30/10
Suburban                   3/31/06
Anchored                   7/31/11
Suburban                    3/1/09
Anchored                   2/28/10

STRATS BY PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE
PROPERTY TYPE            NUMBER OF      CUT-OFF                    BALANCE       TOTAL       LOAN      VALUE
                         PROPERTIES       DATE                        BY       SF/UNITS/   PSF/UNIT/  PSF/UNIT/
                                        BALANCE    % OF POOL       PROPERTY      PADS         PAD        PAD
---------------------------------------------------------------------------------------------------------------
Multifamily                  129      379,388,185    41.32%       2,940,994      12,024     31,553    231,532
---------------------------------------------------------------------------------------------------------------
Office                        28      240,029,628    26.14%       8,572,487   2,959,174         81        116
---------------------------------------------------------------------------------------------------------------
Retail                        21      183,405,886    19.98%       8,733,614   2,489,629         74        106
---------------------------------------------------------------------------------------------------------------
Mixed Use                      9       40,593,983     4.42%       4,510,443     496,489         82        138
---------------------------------------------------------------------------------------------------------------
Industrial                     9       24,406,613     2.66%       2,711,846     839,817         24         35
---------------------------------------------------------------------------------------------------------------
Hotel                          3       23,854,886     2.60%       7,951,629         727     32,813     50,757
---------------------------------------------------------------------------------------------------------------
Self Storage                   5       20,398,163     2.22%       4,079,633     370,456         55         78
---------------------------------------------------------------------------------------------------------------
Manufactured Housing           4        6,060,608     0.66%       1,515,152         474     12,786     19,937
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTALS:                      208      918,137,952   100.00%       4,414,125
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------
  WA DSCR         VALUE      WA LTV        WA
                                        MATURITY
                                          LTV
---------------------------------------------------
    5.39       805,495,085   47.10%      41.40%
---------------------------------------------------
    1.58       342,410,311   70.10%      62.60%
---------------------------------------------------
    1.44       260,890,307   70.30%      61.80%
---------------------------------------------------
    1.46        66,113,979   61.40%      37.80%
---------------------------------------------------
    1.60        36,104,457   67.60%      57.80%
---------------------------------------------------
    1.57        36,643,450   65.10%      54.30%
---------------------------------------------------
    1.33        28,729,807   71.00%      58.30%
---------------------------------------------------
    1.53         9,238,732   65.60%      53.10%
---------------------------------------------------

---------------------------------------------------
    3.12                     60.00%      52.10%
---------------------------------------------------

Pool Balance               918,137,952

             100% of pool has a default

Bond                    Face                        0%                10%                20%                30%
AAA                        748,282,000               0                 -         13,771,638        105,585,434
AA                          34,430,000               0                 -         34,430,000         34,430,000
A                           29,840,000               0                 -         29,840,000         29,840,000
A-                           9,181,000               0                 -          9,181,000          9,181,000
BBB+                        11,477,000               0         6,885,843         11,477,000         11,477,000
BBB                         13,772,000               0        13,772,000         13,772,000         13,772,000
BBB-                        10,329,000               0        10,329,000         10,329,000         10,329,000
BB+                         11,477,000               0        11,477,000         11,477,000         11,477,000
BB                          12,624,000               0        12,624,000         12,624,000         12,624,000
BB-                          4,591,000               0         4,591,000          4,591,000          4,591,000
B+                           4,590,000               0         4,590,000          4,590,000          4,590,000
B                            9,182,000               0         9,182,000          9,182,000          9,182,000
B-                           2,295,000               0         2,295,000          2,295,000          2,295,000
NR                          16,067,952               0        16,067,952         16,067,952         16,067,952
     TOTAL LOSS                                      0        91,813,795        183,627,590        275,441,386

             40%             50%             60%            70%             80%             90%            100%
     197,399,229     289,213,024     381,026,819    472,840,614     564,654,410     656,468,205     748,282,000
      34,430,000      34,430,000      34,430,000     34,430,000      34,430,000      34,430,000      34,430,000
      29,840,000      29,840,000      29,840,000     29,840,000      29,840,000      29,840,000      29,840,000
       9,181,000       9,181,000       9,181,000      9,181,000       9,181,000       9,181,000       9,181,000
      11,477,000      11,477,000      11,477,000     11,477,000      11,477,000      11,477,000      11,477,000
      13,772,000      13,772,000      13,772,000     13,772,000      13,772,000      13,772,000      13,772,000
      10,329,000      10,329,000      10,329,000     10,329,000      10,329,000      10,329,000      10,329,000
      11,477,000      11,477,000      11,477,000     11,477,000      11,477,000      11,477,000      11,477,000
      12,624,000      12,624,000      12,624,000     12,624,000      12,624,000      12,624,000      12,624,000
       4,591,000       4,591,000       4,591,000      4,591,000       4,591,000       4,591,000       4,591,000
       4,590,000       4,590,000       4,590,000      4,590,000       4,590,000       4,590,000       4,590,000
       9,182,000       9,182,000       9,182,000      9,182,000       9,182,000       9,182,000       9,182,000
       2,295,000       2,295,000       2,295,000      2,295,000       2,295,000       2,295,000       2,295,000
      16,067,952      16,067,952      16,067,952     16,067,952      16,067,952      16,067,952      16,067,952
     367,255,181     459,068,976     550,882,771    642,696,566     734,510,362     826,324,157     918,137,952